As filed with the Securities and Exchange Commission on December 18, 1998.

                            Registration No. ________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO. 1

                               Colonial Trust II*
               (Exact name of Registrant as Specified in Charter)

                     One Financial Center, Boston, MA 02111
                    (Address of Principal Executive Offices)

                                 (617) 426-3750
                        (Area Code and telephone Number)
                                   ----------

                              Nancy L. Conlin, Esq.
                      Colonial Management Associates, Inc.
                              One Financial Center
                                Boston, MA 02111
                                    ---------

 Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.
                                   ----------

      It is proposed that this filing will become effective on December 17,
                           1998 pursuant to Rule 488.

                                    ---------

Title of Securities Being Registered:  Shares of Beneficial Interest, no par
value
                                    ----------

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2. In reliance upon such Rule, no filing fee is being paid at this time. A Rule 24f-2 notice for the Registrant for the year ended June 30, 1998 was filed on or about September 30, 1998.
--------------
    *  On behalf of its Colonial Money Market Fund series.

                                                 Colonial Trust II
                                           (Colonial Money Market Fund)

                                Cross-Reference Sheet as required by Rule 481(a)

Part A
Form N-14 Item                 Caption in Prospectus/Proxy Statement
    1                          Cross-Reference Sheet; Front Cover

    2                          Front Cover; Back Cover

    3 Cover Letter, Summary; The Fund and The Colonial Fund; Capitalization; Matters to be Voted Upon at the Meeting; Federal Tax Consequences

    4 Cover Letter, Summary; The Fund and The Colonial Fund; Capitalization; Matters to be Voted Upon a at the Meeting; Federal Tax Consequences; Exhibit A

    5, 6                       Summary; The Fund and The Colonial Fund;
                               Capitalization; Matters to be Voted Upon at the Meeting; Federal Tax; Exhibit B; Exhibit C

    7 The Fund and The Colonial Fund; Information Relating to Voting Matters; Additiona Information

    8 The Fund and The Colonial Fund; Information Relating to Voting Matters; Additional Information

    9                          Not Applicable

Part B
Form N-14 Item                 Caption in Statement of Additional Information
    10, 11                     Cover Page

    12, 13                     Not Applicable

    14                         Financial Statements

Part C
Form N-14 Item
    15                         Indemnification

    16                          Exhibits

    17                          Undertakings

                                SOGEN FUNDS, INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                1-(800) 334-2143


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               OF SOGEN MONEY FUND
                                December 30, 1998

Dear Shareholder:

         SoGen Money Fund (the "Fund"), a separate series of SoGen Funds, Inc. (the "Company"), will host a Special Meeting of Shareholders on December 30, 1998 at the offices of Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser for the Fund, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020. The meeting is being called for the purpose of voting on a proposal to reorganize the Fund into the Colonial Money Market Fund (the "Colonial Fund"), a diversified portfolio of Colonial Trust II.

         Societe Generale Asset Management S.A. ("SGAM S.A."), the parent company of SGAM Corp., and I have entered into a stock purchase agreement (the "Purchase Agreement") with Liberty Financial Companies, Inc. ("Liberty"), providing for the sale of all of the outstanding shares of SGAM Corp. to Liberty (the "Acquisition"). Liberty is a publicly traded, diversified asset management organization headquartered in Boston, Massachusetts. (More information about Liberty can be found inside the Combined Proxy Statement and Prospectus.) The Purchase Agreement contemplates that the Fund will be reorganized into, and become a part of, the Colonial Fund, a money market mutual fund managed and distributed by affiliates of Liberty (the "Reorganization").

         If the Reorganization is approved by shareholders of the Fund, all of the assets of the Fund will be exchanged for shares of the Colonial Fund described in the accompanying Notice and Combined Proxy Statement/Prospectus. Your Fund shares would be exchanged for an equal dollar amount of Colonial Fund shares with no tax impact to you. The investment objectives and policies of the Colonial Fund are similar to the objectives and policies of the Fund. The Board of Directors of the Fund has approved the Reorganization and recommends that shareholders vote in its favor.

         In light of the added diversification and economies of scale that a larger fund can provide, the Fund's Board has determined that the Reorganization is in the best interests of the Fund's shareholders. Moreover, Liberty is an integrated financial services company that offers investors a wide array of brand-name financial products, many of which would become immediately available to you as a Colonial Fund shareholder. I encourage you to review the enclosed materials for all the details. You should know that, if approved, the proposed Reorganization will not affect the value of your account or result in your paying any sales charge.

         The Fund's Board of Directors urges you to vote FOR the proposed Reorganization. Please complete the enclosed proxy and return it as soon as possible in the envelope provided. To ensure that your votes are counted, you must vote, sign and return the enclosed proxy card. By promptly returning the proxy, you help avoid the necessity and expenses of follow-up mailings and telephone solicitations to assure a quorum. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. If you have any questions, please call us at (800) 334-2143.


Respectfully,


Jean-Marie Eveillard
President

SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE SPECIAL MEETING. YOU MAY ALSO SUBMIT YOUR VOTE ON THE PROPOSAL BY TELEPHONE, FACSIMILE, OR OVER THE INTERNET
(www.proxyvote.com). TO VOTE BY TELEPHONE, PLEASE CALL (800) 690-6903. YOUR PROXY MAY BE SENT BY FACSIMILE BY DIALING (800) 733-1885 BETWEEN THE HOURS OF 9:00 A.M. AND 5:00 P.M., EASTERN TIME. IT IS IMPORTANT TO VOTE WHETHER YOU OWN FEW OR MANY SHARES.

                                        6
                           COLONIAL MONEY MARKET FUND
                   (a diversified open-end management company)
                     One Financial Center, Boston, MA 02111
                                  617-426-3750

                                   PROSPECTUS

This Prospectus relates to the proposed issuance of shares of Colonial Money Market Fund (Colonial Fund) to SoGen Money Fund (SoGen Fund), 1221 Avenue of the Americas, New York, NY 10020, in connection with the proposed tax-free combination (Combination) of SoGen Fund into Colonial Fund. Colonial Fund seeks to obtain maximum current income, consistent with preservation of capital and maintenance of liquidity, while SoGen Fund seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing exclusively in U.S. dollar-denominated money market instruments which mature in 397 days or less.


This Prospectus explains concisely the information that shareholders of SoGen Fund should know before voting on the Combination. Read it carefully and retain it for future reference. The Colonial Fund's October 30, 1998 Prospectus is enclosed. Such Prospectus is incorporated herein by reference. SoGen Fund's July 31, 1998 Prospectus and July 31, 1998 Statement of Additional Information (SAI) and Colonial Fund's October 30, 1998 SAI, all of which have been filed with the Securities and Exchange Commission (SEC), are incorporated herein by reference and are available without charge from Liberty Funds Distributor, Inc. (Colonial Distributor), One Financial Center, Boston, MA 02111, 1-800-426-3750, the distributor for Colonial Fund, and from SG Cowan (SoGen Distributor), 1221 Avenue of the Americas, New York, NY 10020, 1-800-334-2143, the distributor for SoGen Fund. The Prospectuses and SAIs referred to above are also available on the SEC's Web site (http:\\www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                       Prospectus dated December 18, 1998

                                SOGEN FUNDS, INC

                           1221 Avenue of the Americas
                            New York, New York 10020
                                1-(800) 334-2143

--------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                December 30, 1998

--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of SoGen Money Fund (the "Fund"), a separate series of SoGen Funds, Inc., will be held at 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on Wednesday, December 30, 1998 at 2:00 p.m., for the following purposes:

         1. To approve or disapprove an Agreement and Plan of Reorganization by and between SoGen Funds, Inc., on behalf of the Fund, and the Colonial Trust II, on behalf of the Colonial Money Market Fund (the "Plan"), and the transactions contemplated thereby. By approving the Plan, shareholders will also be approving an interim investment management agreement between the Fund and the successor to SGAM Corp.

         2. To transact any other business that may properly come before the Meeting or any adjournment or postponement of the Special Meeting.

The directors have fixed the close of business on October 30, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. The enclosed proxy is being solicited on behalf of the directors.

                                             By Order of the Board of Directors,

                                             Philip J. Bafundo

                                             Secretary

New York, New York
December 18, 1998

--------------------------------------------------------------------------------
IMPORTANT  -- We urge you to sign and date  the  enclosed  proxy  card  and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. You may also submit your vote on the proposal by telephone, facsimile, or over the Internet (www.proxyvote.com). To vote via telephone, please call (800) 690-6903. Your proxy may be sent by facsimile by dialing (800) 733-1885 between the hours of 9:00 a.m. and
5:00 p.m. Eastern Time. If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                            Page

Notice of Special Meeting of Shareholders
Combined Proxy Statement and Prospectus
Summary
  Purchase Agreement
  Proposed Reorganization and Plan
  Reasons for the Reorganization
  Federal Income Tax Consequences of the Reorganization Overview of the Fund and the Colonial Fund
The Fund and The Colonial Fund
  The Fund
  The Colonial Fund
  Other Policies
  Operations of the Colonial Fund Following the Reorganization Comparative Fee Table
  Comparison of Principal Risk Factors
  Fundamental Versus Nonfundamental Investment Limitations Purchase and Redemption Information, Exchange Privileges,
   Distributions and Pricing
  Forms of Organization
  Liability of Shareholders
  Shareholder Meetings; Election of Members of the Board
  Terms of Board Members
  Removal of Board Members
  Special Meetings of Shareholders
  Liability of Board Members and Officers; Indemnification Voting Rights of Shareholders
  Certain Service Provider Arrangements
Matters to be Voted Upon at the Meeting
  Description of the Plan
  Approval of Interim Investment Management Agreement
  Board Consideration
Capitalization
Federal Income Tax Consequences
Information Relating to Voting Matters
  General Information
  Shareholder and Board Approvals
  Quorum
Additional Information
  Board Members and Officers
  Financial Information of the Fund
  Financial Information for the Colonial Fund
Financial Statements
Other Business
Shareholder Inquiries
Proposals of Shareholders

SOGEN FUNDS, INC.                                    COLONIAL TRUST II
1221 AVENUE OF THE AMERICAS                          ONE FINANCIAL CENTER
NEW YORK, NEW YORK 10020                             BOSTON, MASSACHUSETTS 02111
(800) 334-2143                                       (800) 426-3750



                     COMBINED PROXY STATEMENT AND PROSPECTUS
                             Dated December 18, 1998


         This Combined Proxy Statement and Prospectus (the "Statement") is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of SoGen Funds, Inc. (the "Company"), a Maryland corporation, in connection with the Special Meeting of Shareholders of SoGen Money Fund (the "Fund") to be held at the offices of SoGen Funds, Inc., 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on Wednesday, December 30, 1998 at 2:00 p.m., and at any adjournments and postponements thereof (collectively, the "Special Meeting"). At the Special Meeting, the shareholders of the Fund will be asked to approve the following proposal:


         1. To approve or disapprove an Agreement and Plan of Reorganization by and between the Company on behalf of the Fund and the Colonial Trust II (the "Trust") on behalf of Colonial Money Market Fund (the "Colonial Fund"), and the transactions contemplated thereby. By approving the Agreement and Plan of Reorganization, shareholders will also be approving an interim investment management agreement between the Fund and the successor to Societe Generale Asset Management Corp. ("SGAM Corp.").

         The Agreement and Plan of Reorganization is referred to herein as the "Plan" and the transactions contemplated thereby are referred to herein as the "Reorganization".

         The Company and the Trust are open-end management investment companies. The Board of Directors of the Company, including a majority of the non-interested Directors (the "disinterested Directors"), has determined that it is in the best interests of the Fund and its shareholders to be reorganized into the Colonial Fund. In reaching that determination, the Board of Directors considered the relatively small asset size of the Fund, the lack of expected asset growth of the Fund, the problems related to these issues, and the resulting lack of economies of scale. The Board of Directors concluded that these disadvantages would be addressed by the Reorganization, which would combine the assets of the Fund with the assets of the Colonial Fund. Further, the Board of Directors concluded that, among other advantages, the Reorganization would provide Fund shareholders with an investment vehicle that has substantially identical investment objectives as the Fund, while offering a lower expense ratio than that of the Fund.

         The Plan provides that on February 12, 1999 (the "Closing Date") all of the portfolio securities and other assets of the Fund will be transferred to the Colonial Fund, and the Colonial Fund will assume all of the liabilities of the Fund. The Colonial Fund will issue to the Fund full and fractional Class A shares of beneficial interest in the Colonial Fund having a net asset value equal to the net asset value of the Fund. The Fund then will distribute to its shareholders the Colonial Fund shares received, on a pro rata basis.

         This Statement sets forth concisely the information that shareholders of the Fund should know before voting on the Plan (and the Reorganization contemplated thereby) and should be retained for future reference. The Plan is attached to this Statement as Exhibit A and is incorporated herein by reference.

         A Prospectus for the Colonial Fund dated October 30, 1998, which describes the investment objectives, program, policies and risks of investing in the Colonial Fund, accompanies this Statement. A Prospectus for the Fund, dated July 31, 1998, was previously provided to the shareholders of the Fund. Additional information concerning the Colonial Fund is set forth in its Statement of Additional Information dated October 30 , 1998, and additional information concerning the Fund is set forth in its Statement of Additional Information dated July 31, 1998. Moreover, further information concerning the matters considered in this Statement is set forth in the Statement of Additional Information to this Statement, dated December 17, 1998. Each of these documents is on file with the Securities and Exchange Commission (the "SEC"), and is available without charge upon oral or written request by writing or calling the Company or the Trust at the address and telephone numbers shown above. The information contained in each of the Prospectuses and Statements of Additional Information referred to above is incorporated into this Statement by reference.

         The SEC maintains a website at http:\\www.sec.gov that contains the Prospectuses, Statements of Additional Information, material incorporated by reference and other information regarding the Company, the Trust and other registrants that file electronically with the SEC.

         This Statement constitutes (i) the proxy statement of the Fund for the Special Meeting of Shareholders and (ii) the Prospectus for the Colonial Fund shares, which have been registered with the SEC and are to be issued in connection with the Reorganization.

         The Notice, this Statement, and the accompanying proxy are expected to first be sent to shareholders of the Fund on or about December 18, 1998.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR TRUST, OR THEIR RESPECTIVE INVESTMENT ADVISERS OR DISTRIBUTORS.

         VOTE REQUIRED: THE PROPOSAL FOR THE FUND MUST BE APPROVED BY THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE FUND.

         Both the Colonial Fund and the Fund are money market funds that seek to maintain a stable net asset value of $1.00 per share. Colonial Fund is a diversified fund with an investment objective to achieve maximum current income, consistent with safety of capital and maintenance of liquidity. Colonial Fund seeks to achieve its investment objective by investing all of its assets in the SR&F Cash Reserves Portfolio (the "Master Portfolio"), a money market master fund which has the same investment objective as the Colonial Fund. The Master Portfolio seeks to attain its objective by investing all of its assets in high-quality money market instruments maturing in 397 days or less.

         An investment in either the Colonial Fund or the Fund is not insured or guaranteed by the U.S. Government. While each fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

                                     SUMMARY

         The following is a summary of certain background information relating to the proposed Reorganization, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Statement and the Statement of Additional Information with respect to this Statement, the Prospectuses and Statements of Additional Information of the Fund and the Colonial Fund, and the Plan dated January 15, 1999 attached to this Statement as Exhibit A, all of which have been incorporated by reference into this Statement.

Purchase Agreement

         Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser to the Fund, and each of its shareholders, Societe Generale Asset Management, S.A. ("SGAM S.A.") and Jean-Marie Eveillard, have entered into a stock purchase agreement (the "Purchase Agreement") with Liberty Financial Companies, Inc. ("Liberty") dated as of August 13, 1998. Under the terms of the agreement, Liberty will purchase all of the outstanding common stock of SGAM Corp. The agreement contemplates that the Fund will be reorganized into the Colonial Fund, a money market fund managed and distributed by affiliates of Liberty.


         The Purchase Agreement provides that, upon the closing of the Acquisition, SGAM S.A. will transfer to Liberty all of the outstanding shares of SGAM Corp. owned by SGAM S.A. At the closing, SGAM S.A. will also provide Liberty with all stock certificates, stock books, stock transfer ledgers, minute books and corporate seals of SGAM Corp., together with the resignations of those directors and officers of SGAM Corp. specified by Liberty. In return, Liberty will pay SGAM S.A. a purchase price of $170 million. Under the Purchase Agreement, Mr. Eveillard will receive $35 million in exchange for his holdings in SGAM Corp.
(20% of which is to be paid in shares of Liberty common stock). He will also be eligible to receive an additional amount up to a maximum of $11 million (20% of which is to be payable in shares of Liberty common stock) over six years if SGAM Corp.'s earnings before interest, taxes, depreciation, and amortization ("EBITDA") during that period exceed certain levels. The amounts payable to SGAM S.A. and Mr. Eveillard are subject to adjustment in the event of certain changes in SGAM Corp.'s annualized advisory fee revenues between August 10, 1998 and the closing. As of October 30, 1998, such annualized advisory fee revenues may have decreased sufficiently to cause the amounts payable under the Purchase Agreement to be readjusted to lower figures. Liberty has also agreed in the Purchase Agreement to cause SGAM Corp. to adopt an incentive compensation plan providing for bonuses to SGAM Corp. employees other than Mr. Eveillard of up to a maximum of $25 million over five years based on SGAM Corp.'s EBITDA over that period. Mr. Eveillard has signed a four year employment contract with SGAM Corp. and Charles de Vaulx and Elizabeth Tobin have indicated an intention to sign five year employment contracts with SGAM Corp., all effective on the closing date of the Acquisition.

         The Purchase Agreement prohibits Liberty or any of its affiliates from using "SoGen" and certain derivations of "SoGen" in the name of the Fund. Liberty has agreed to use its best efforts to cause the Fund to change its name before the first anniversary of the closing date of the Acquisition. Following this name change and for a period of one year thereafter, the Fund will be permitted to disclose its prior name in its prospectus and advertising material.

         The closing of the Acquisition is presently scheduled for January 15, 1999 subject to satisfaction of conditions to closing. The Purchase Agreement may be terminated at any time prior to the closing by the mutual written consent of the parties, or by any party if the closing has not occurred on or before March 31, 1999.

         Liberty has agreed to bear certain costs in connection with the Reorganization, including, but not limited to, the cost of preparing, printing and mailing the proxy materials for the meeting of the shareholders of the Fund.

Proposed Reorganization and Plan

         Based on their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Directors of the Company, including a majority of the non-interested directors, has concluded that the proposed Reorganization is consistent with the best interests of the shareholders of the Fund. The Board of Directors of the Company recommends the approval of the Plan and related transactions by the shareholders of the Fund at the Special Meeting.


         The Plan provides that at the Closing Date all of the portfolio securities and other assets of the Fund will be transferred to the Colonial Fund, and the Colonial Fund will assume all the liabilities of the Fund. The Colonial Fund will issue to the Fund full and fractional Class A shares of beneficial interest in the Colonial Fund having a net asset value equal to the net asset value of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of the Colonial Fund and will hold, immediately after the Closing Date, shares of the Colonial Fund having a net asset value equal to the net asset value of the Fund shares held by the shareholder immediately before the Closing Date. The Reorganization is expected to be a tax-free reorganization, and if the Reorganization is consummated as a tax-free reorganization, there will be no tax effect on
shareholders of the Fund.   If the Reorganization is not consummated as a tax-
free reorganization, such transactions are not expected to result in a significant amount of gain. For further information, see the discussion below of the Reorganization, which includes a description of the Plan.


Reasons for the Reorganization

         The Board of Directors of the Company believes that the Reorganization of the Fund will: (a) provide Fund shareholders with an investment in a larger money market fund that has similar investment objectives as the Fund; (b) provide Fund shareholders with an overall expense ratio that is more favorable than that of the Fund; and (c) permit Fund shareholders to achieve economies of scale in their investment that are not possible through their investment in the Fund. In addition, the Board noted that, (a) as a result of the Reorganization, shareholders of the Fund will have access to exchange privileges, without initial or deferred sales charges, into 38 other mutual funds distributed by affiliates of Liberty covering a broad range of investment objectives and policies, and (b) each Fund shareholder will receive shares of the Colonial Fund having an equal aggregate net asset value to their Fund shares and will not directly or indirectly bear any costs of the Reorganization.

         For these reasons, the Board of Directors of the Fund, including a majority of the disinterested Directors, has determined that the Reorganization is consistent with the best interests of the Fund and its shareholders, that the terms of the Plan are fair and reasonable and that the interests of Fund shareholders will not be diluted as a result of the Reorganization.

Federal Income Tax Consequences of the Reorganization

         Counsel for this transaction is expected to issue an opinion as of the Closing Date to the effect that the Reorganization will not give rise to the recognition of income, gain, or loss for federal income tax purposes to the Fund, the Colonial Fund, or their respective shareholders.


Overview of the Fund and the Colonial Fund

         Shares of the Fund are sold on a 100% no-load basis, meaning that such shares may be purchased, redeemed, or exchanged at their net asset value without payment of a sales charge. In addition, the Fund does not charge any redemption fees or Rule 12b-1 fees. The Colonial Fund offers three classes of shares. Class A shares are offered at net asset value. Class B shares are offered at net asset value, and are subject to an annual asset-based service fee pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") of 0.25%, a distribution fee of 0.75% and a contingent deferred sales charge upon redemptions made within four years of purchase, not to exceed 5.00% (as a percentage of the redemption price). Class C shares are offered at net asset value, and are subject to an annual asset-based service fee pursuant to Rule 12b-1 under the 1940 Act of 0.25%, a distribution fee of 0.15% and a contingent deferred sales charge upon redemptions made within one year of purchase, not to exceed 1.00% (as a percentage of the redemption price).

         In the Reorganization, Fund shareholders will receive Class A shares. Accordingly, the shares received by shareholders of the Fund as a result of the Reorganization, and any additional purchases of Colonial Fund shares by Fund shareholders, will not be subject to any sales charge or service fee. Dividends and distributions payable on Class A shares to those shareholders of the Fund who elect to have such dividends and distributions reinvested would be reinvested without sales charge in additional Class A shares.

         As shareholders of the Colonial Fund, shareholders of the Fund will also have exchange privileges with most of the mutual funds distributed by Liberty Funds Distributor, Inc. These exchange privileges are described in detail in the enclosed prospectus of the Colonial Fund. The Colonial Fund's policies, procedures, and restrictions concerning share redemption and exchange, dividend payment, and the determination of net asset value are substantially similar to those of the Fund, as set forth in the Prospectus for the Company.

                         THE FUND AND THE COLONIAL FUND

         The investment objective and policies of each fund are similar and are set forth below. The discussion is qualified in its entirety by the disclosure that appears elsewhere in this Statement, and in the Prospectus and Statement of Additional Information of the Fund and the Colonial Fund, which are incorporated into this Statement by reference. There can be no assurance that either fund will achieve its investment objective. An investment in either fund is not insured or guaranteed by the U.S. Government. While each fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

The Fund

         The Fund seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Fund pursues its objective by investing exclusively in U.S. dollar-denominated money market instruments which mature in 397 days or less and which the Fund's investment adviser has determined to present minimal credit risks. These securities include: (1) bank certificates of deposit, time deposits or bankers' acceptances of domestic banks (including their foreign branches) and U.S. and foreign branches of foreign banks having capital surplus and undivided profits in excess of $100 million; (2) commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), A-1 or A-2 by Standard & Poor's ("S&P"), Duff 2 or higher by Duff & Phelps, Inc. ("Duff"), or F-2 or higher by Fitch Investors Services, Inc. ("Fitch"); (3) commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated Aa or higher by Moody's, AA or higher by S&P, AA or higher by Duff, or AA or higher by Fitch where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue; (4) investments in other corporate obligations such as publicly traded bonds, debentures and notes rated Aa by Moody's, AA by S&P, Duff or Fitch and other similar securities which, if unrated by Moody's, S&P, Duff or Fitch, are determined by SGAM Corp., using guidelines approved by the Board of Directors, to be at least equal in quality to one or more of the above referenced securities (notwithstanding the foregoing, the Fund may invest no more than 5% of its total assets in securities that are accorded the second highest rating by the requisite number of NRSROs);
(5) obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities; and (6) repurchase agreements involving obligations that are suitable for investment listed in clauses 1 through 5 above.

         The Fund may also purchase Eurodollar certificates of deposit. SGAM Corp. gives consideration to the marketability of Eurodollar CDs and possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign issuer.

         The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and resold to qualified institutional buyers under Securities Act Rule 144A. The investment adviser will carefully monitor the Fund's investment in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information.

         The Fund also may invest in asset-backed securities, which will be subject to the same quality requirements as other securities purchased by the Fund.

The Colonial Fund

         The Colonial Fund seeks to obtain maximum current income, consistent with preservation of capital and maintenance of liquidity. The Colonial Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, a money market master fund which has the same investment objectives and policies as the Colonial Fund. The Master Portfolio is a series of the SR&F Base Trust, an open-end diversified management investment company which was organized as a trust under the laws of The Commonwealth of Massachusetts on August 23, 1993. Except for certain separate expenses, the Colonial Fund's investment experience will correspond to that of the Master Portfolio. The Master Portfolio is managed by Stein Roe & Farnham Incorporated ("SR&F"), an affiliate of Liberty.

         The Master Portfolio seeks its investment objective by investing in a portfolio of high quality U.S. dollar denominated money market instruments maturing in 397 days or less from the time of investment, including (1) securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("US. Government Securities"), (2) securities issued or guaranteed by the government of any foreign country that are rated at the time of purchase A or better (or equivalent rating) by at least one nationally recognized statistical rating organization ("NRSRO"), (3) certificates of deposit, bankers' acceptances and time deposits of any bank (U.S. or foreign) having total assets in excess of $1 billion, or the equivalent in other currencies (as of the date of the most recently available financial statements) or of any branches, agencies or subsidiaries (U.S. or foreign) of any such bank,
(4) commercial paper of U.S. or foreign issuers; (5) notes, bonds and debentures rated at the time of purchase A or better (or equivalent rating) by at least one NRSRO, (6) repurchase agreements involving U.S. Government Securities, and (7) other high-quality short-term obligations.

         The Master Portfolio may purchase only money market instruments that are rated within the highest rating category for short-term debt by at least two NRSROs (or if rated by only one NRSRO, by that rating agency), or if unrated, determined by or under the direction of the Master Portfolio's Board of Trustees to be of comparable quality.

         Under normal market conditions, the Master Portfolio will invest at least 25% of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, personal credit and business credit institutions, and other financial services institutions).

         The Master Portfolio maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, and not in excess of 90 days. It is a fundamental policy of the Master Portfolio that the maturity of any instrument that grants the holder an optional right to redeem at par plus interest and without penalty will be deemed at any time to be the next date provided for payment on exercise of such optional redemption right. A fundamental policy may be changed only with the approval of a "majority of the outstanding voting securities" as defined in the 1940 Act.

Other Policies

         Both the Fund and the Colonial Fund may purchase floating and variable rate money market instruments. Both funds may engage in repurchase agreements; however, neither fund will invest more than 10% of its net assets in securities that are illiquid, including repurchase agreements with maturities in excess of seven days.

Operations of the Colonial Fund Following the Reorganization

         As noted above, there are differences in the investment policies of the Fund and the Colonial Fund. It is not expected, however, that the Colonial Fund will revise its investment policies following the Reorganization to reflect those of the Fund. Based on its review of the investment portfolios of the Fund, however, SR&F believes that most, if not all, of the assets of the Fund will be consistent with the investment policies of the Colonial Fund and thus can be transferred to and held by the Colonial Fund. If the Reorganization is approved, the Fund will sell, prior to the effective time of the Reorganization, any assets that are inconsistent with the Colonial Fund's investment polices. The proceeds of any such sales will be held in temporary investments or reinvested in assets that qualify to be held by the Colonial Fund. The possible need for the Fund to dispose of assets prior to the effective time of the Reorganization could result in selling securities at a disadvantageous time and could result in the Fund realizing losses that would not otherwise have been realized. After the Reorganization, the trustees and officers of Colonial Trust II (the "Trust") and its investment adviser, manager, distributor and other outside agents will continue to serve in their current capacities.

Comparative Fee Table

         The following table sets forth the current fees and expenses of the Fund and the Colonial Fund as of September 30, 1998. Excluding extraordinary expenses, the current fees and expenses of the Colonial Fund are expected to remain unchanged as a result of the Reorganization.



                         Annual Fund Operating Expenses
                  (As a percentage of average daily net assets)


                                                                                            Pro Forma Combined Fund (i.e.,
                                                                      Colonial Money      Shares of Colonial Fund Following
                                                                        Market Fund               the Reorganization)
                                             SoGen Money Fund         Class A Shares

Management and
 Administration Fee                               0.40%                   0.35%                            0.25%(1)
12b-1 fees                                        0.00%                   0.00%                            0.00%
Transfer Agent Fees                               0.07%                   0.20%                            0.20%
Expense of SR&F Cash
 Reserves Portfolio                                NA                     0.15%                            0.24%
Other Expenses                                    0.37%                   0.17%                            0.16%
Total Expenses                                    0.84%                   0.87%                            0.85%

Total Fund Operating Expenses                     0.75%(2)                0.68%(3)                         0.66(4)


(1) The 0.25% fee for administration services; a management fee in not applicable.

(2) SGAM Corp., the investment adviser to the Fund, had agreed to waive its advisory fee and, if necessary, reimburse expenses of the Fund through July 31, 1999 to the extent that the Fund's aggregate expenses exceeded 0.75% of its average daily net assets.

(3) On March 2, 1998 the Colonial Fund converted to a master fund/feeder fund strcture. Management fees paid (0.12%) are for the period from October 1, 1997 to Febuary 28, 1998. Adminstration fees (0.04) are from the period March 2, 1998 to September 30, 1998. The administrator for the Colonial Fund has voluntarily agree to waive 0.19% of the administration fee. The administrator may terminate this fee waiver at any time without shareholder approval. Absent such fee waiver administration fees would have been 0.23% and total operating expenses would have been 0.87%

(4) The administrator for the Colonial Fund has voluntarily agreed to waive 0.19% of the administration fee. The administrator may terminate this fee waiver at any time without shareholder approval. Absent such fee waiver, management and administration fees would have been 0.25%, and the total operating expenses would have been 0.85%.

Comparison of Principal Risk Factors

         Because the Colonial Fund's investment objective is substantially similar to that of the Fund, the investment risks of the two Funds are generally similar. These risks are those typically associated with investing in money market funds. Certain differences are identified below. See the Prospectus of the Colonial Fund, which accompanies this Statement, for a more detailed discussion of the investment risks of the Colonial Fund.

         There can be no assurance that either fund will achieve its investment objective. In periods of declining interest rates, the market value of the fixed income securities in which the Funds invest generally will rise, and in periods of rising interest rates the opposite generally will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of a Fund's shares are likely to be invested in portfolio instruments producing lower yields than the balance of that Fund's portfolio, thereby reducing its yield. In periods of rising interests rates, the opposite can be true.

         Both the Colonial Fund and the Fund may enter into repurchase agreements. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent.

         There are additional risks associated with investing in the Colonial Fund of which investors should be aware. For example, under normal market conditions, the Master Portfolio will invest at least 25% of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, personal credit and business credit institutions, and other financial services institutions). This investment policy carries certain risks. The financial services industry is subject to extensive government regulation which may limit both the amounts and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the industry is largely dependent upon the availability and cost of funds for lending purposes, general economic conditions and exposure to credit losses arising from possible financial difficulties of borrowers. Those financial services companies which are engaged in insurance underwriting may be exposed to adverse competitive conditions which may result in underwriting losses.


         Certain of the Colonial Fund's investments present additional risks, in particular, investments in asset-backed securities, eurodollar certificates of deposit and when-issued or delayed delivery securities.

                                      * * *

PLEASE SEE THE PROSPECTUSES FOR THE FUND AND THE COLONIAL FUND FOR FURTHER INFORMATION CONCERNING EACH FUND'S INVESTMENT POLICIES AND RISKS.

                                      * * *

Fundamental Versus Nonfundamental Investment Limitations

         Neither the Fund nor the Colonial Fund may change its fundamental investment limitations without the affirmative vote of the holders of a majority of its outstanding shares (as defined in the 1940 Act). However, investment limitations that are (i) not fundamental or (ii) "operating" policies of the Fund or the Colonial Fund may be changed by their Board of Directors or Board of Trustees, respectively, without shareholder approval. The fundamental policies of the Colonial Fund differ from those of the Fund. The fundamental policies of each Fund are set forth in its Statement of Additional Information.

Purchase and Redemption Information, Exchange Privileges, Distributions and Pricing

         Shares of the Fund are sold on a no-load basis. Shares may be purchased, redeemed, and exchanged directly at net asset value without paying a sales charge. The Fund does not charge any redemption fees or Rule 12b-1 fees. The purchase price for shares of the Fund will be the net asset value next determined after the Fund receives the shareholder's request in proper form. The minimum initial investment amounts in the Fund for each account is $10,000, and the minimum initial investment for each purchase of additional shares is $100, with certain exceptions set forth in the Fund's prospectus.


         Class A Shares of the Colonial Fund are sold on a no-load basis. Class A shares may be purchased and redeemed directly at net asset value without paying a sales charge. The Colonial Fund does not charge any redemption fees or Rule 12b-1 fees on its Class A shares. The purchase price for Class A shares of the Colonial Fund will be the net asset value next determined after the Colonial Fund receives the shareholder's request in proper form. The minimum initial investment amounts in the Colonial Fund for each account is $1,000, and the minimum initial investment for each purchase of additional shares is $50, with certain exceptions as set forth in the Colonial Fund's prospectus. The Colonial Fund may deduct $10 from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of any share value depreciation.


         Each fund's policies, procedures, and restrictions concerning share redemption and dividend payment, and the determination of net asset value are identical, as set forth in the Prospectus for each fund. Please refer to the Prospectus for further information on these subjects. Please note that Class A shares of the Colonial Fund may be exchanged for shares of other funds distributed by the Colonial Fund's distributor, including funds advised by SR&F, the Colonial Fund's administrator or its affiliates, Newport Fund Management, Inc. and Crabbe Huson Group, Inc. An exchange from the Colonial Fund into a non-money market fund will be at the applicable offering price next determined including any sales charges.

Forms of Organization

         The Colonial Fund is a diversified portfolio of the Trust, an open-end management investment company. The Trust was organized as a Massachusetts business trust in 1980. The Fund is a separate series of the Company, a Maryland corporation. There are certain differences between the Declaration of Trust for the Trust and the Articles of Incorporation for the Company. These differences should not result in any substantial difference in the operation or administration of the funds.

Liability of Shareholders

         For Maryland corporations such as the Fund, the personal liability of individual Fund shareholders is limited by statute. Under certain circumstances, however, shareholders may be held personally liable under Massachusetts law for obligations of the Colonial Fund. To protect its shareholders, the Colonial Fund's Declaration of Trust, filed with the Commonwealth of Massachusetts, expressly disclaims the liability of its shareholders for acts or obligations of the Colonial Fund. The Declaration requires notice of this disclaimer to be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer. In the unlikely event a shareholder, based on the mere fact of being a shareholder, is held personally liable for the Colonial Fund's obligations, the Colonial Fund is required to indemnify the shareholder against all loss and expense arising from such liability, but only out of the assets of the particular series of shares of which he or she is or was a shareholder. Therefore, financial loss resulting from liability as a shareholder will occur only if the Colonial Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Shareholder Meetings; Election of Members of the Board

         Neither Massachusetts business trust law nor Maryland corporate law requires investment companies to hold annual meetings of shareholders. The ability of shareholders to elect Board members from time to time will not change as a result of the Reorganization.

Terms of Board Members

         The Trust's charter provides that, except in the event of death, resignation, or removal, each Trustee elected by shareholders or by the Trustees shall serve until the next meeting of shareholders called for the purpose of electing trustees. The Company's by-laws provide that each director shall hold office until his successor is elected and qualified, or until his earlier death, resignation or removal.

Removal of Board Members

         Under the Trust's charter, a Trustee can be removed, with or without cause, (i) by a majority vote of the Trustees then in office, or (ii) at any meeting called for that purpose, by a vote of the holders of two-thirds of the Trust's outstanding shares. Under the Company's by-laws, at any shareholder meeting at which a quorum is present, the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of directors is needed to remove a director from office, with or without cause.

Special Meetings of Shareholders

         The Company's by-laws provide that the Secretary for the Company must call a shareholders' meeting (i) when one or more matters are required to be acted on by shareholders under the Investment Company Act of 1940, as amended ("1940 Act") or the General Corporation Law of the State of Maryland, and (ii) at the request in writing of the Chairman of the Board, the President, a majority of the Board of Directors, or of shareholders holding at least ten percent of the shares of stock of the Company outstanding and entitled to vote at a meeting.

         The Declaration of Trust provides that shareholders' meetings of the Trust or of any series or class may be called by the Trustees or such other person or persons as may be specified in the by-laws and held from time to time for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of Trust or any series or class or upon any other matter deemed by the Trustees to be necessary or desirable. The Declaration of Trust also provides that shareholders are entitled to at least seven days' written notice of any meeting of shareholders. The by-laws of the Trust state that a meeting of the shareholders of the Trust or of any one or more series or classes of shares may be called at any time by the Trustees, by the president or, if the Trustees and the President fail to call any meeting of shareholder for a period of thirty days after written application of one or more shareholders who hold at least ten percent of all outstanding shares of the Trust, if shareholders of all series are required under the Declaration of Trust to vote in the aggregate and not by individual series at such meeting, or of any series or class, if shareholders of such series or class are entitled under the Declaration of Trust to vote by individual series or class at such meeting, then such shareholders may call such meeting. If the meeting is a meeting of the shareholders of one or more series or classes of shares, but not a meeting of all shareholders of Trust, then only the shareholders of such one or more series or classes shall be entitled to notice of and to vote at the meeting.

Liability of Board Members and Officers; Indemnification

         The Articles of Incorporation for the Company provide that to the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Company will have any liability to SoGen Funds, Inc. or its shareholders for damages. The Articles of Incorporation further provide that the limitation on liability applies to events occurring at the time a person serves as a director or officer of the Company whether or not that person is a director or officer at the time of any proceeding in which liability is asserted. The Declaration of Trust for the Trust provides that the Trustees will not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor will any Trustee be responsible for the act or omission of any other Trustee, however, the terms of the Declaration of Trust do not protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Finally, the Declaration of Trust provides that every note, bond, contract, instrument, certificate, share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust will be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees of the Trust executed or done by or on behalf of the Trust or the Trustees, and such Trustees or Trustee will not be personally liable thereon.

         The Articles of Incorporation for the Company provide that the Company will indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Articles of Incorporation further state that the Company will indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with the law. The by-laws for the Company provide that the Company will indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees, actually incurred by him in connection with such Proceeding and the amount of every such judgment, penalty, fine settlement and reasonable expense so incurred by such person will be paid by the Company or, if paid by such person, will be paid by the Company to the fullest extent permitted by law, subject to certain conditions and limitations.

         The Declaration of Trust for the Trust provides that the Trust will indemnify each of its Trustees and officers (including persons who serve at the request of the Trust as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's officer.

         The Trust has agreed to assume the Company's indemnification and related payment or reimbursement of expenses obligations pursuant to the Company's by-laws and charter for a period of five years after the closing of the Reorganization with respect to events occurring at any time up to and including such time, including events contemplated by the Plan, up to an amount equal to the assets of the Fund. Further, Liberty has agreed, at its sole expense, to extend "directors and officers" insurance coverage to the disinterested Directors for a period of five years after the closing of the Reorganization.

Voting Rights of Shareholders

         The Trust's charter grants shareholders the power to vote only with respect to: (i) the election of trustees; (ii) the approval of any investment advisory contract; (iii) the termination of the Trust or any series thereof;
(iv) any amendments to the charter; (v) approval of any merger or consolidation;
(vi) whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or a series thereof; or (vii) any matters relating to the Trust as may be required by law, the charter, the by-laws, or any registration of the Trust with the Securities and Exchange Commission (the "SEC") or any state. The Company's charter does not specify instances under which shareholders have the right to vote, but, as a Maryland corporation that is a registered investment company pursuant to the 1940 Act, shareholders have the right to vote with respect to substantially the same items as is the case for the Trust.

Certain Service Provider Arrangements

         Investment Advisory Fees. SGAM Corp., a Delaware corporation, with offices at 1221 Avenue of the Americas, New York, New York 10020, serves as the investment adviser to the Fund. It serves as the investment adviser pursuant to an investment advisory agreement that became effective on April 26, 1990. SGAM Corp. is an indirect, majority-owned subsidiary of Societe Generale Asset Management S.A., which is one of France's largest banks.

         SR&F serves as the investment adviser for the Master Portfolio in which the Colonial Fund invests all of its assets. SR&F is an indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is an indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual"). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

         The fees to which each fund is subject for investment management services is set forth below:

---------------------------------------- ---------------------------------------------------------------------
                 Fund                            Management Fee (% of Average Daily Net Asset Value)
---------------------------------------- ---------------------------------------------------------------------
SoGen Money Fund                         0.40%

SR&F Cash  Reserves  Portfolio           0.25% of the Master  Portfolio's
                                         average  daily net assets up to $500
                                         million;  and 0.225% of the Master
                                         Portfolio's average daily net assets in
                                         excess of $500 million


---------------------------------------- ---------------------------------------------------------------------

         Distributor. SG Cowen Securities Corporation, with offices at 1221 Avenue of the Americas, New York, New York 10020, serves as the Fund's principal underwriter. Liberty Funds Distributor, Inc. serves as the distributor for Colonial Fund. Please refer to the Colonial Fund's prospectus for more details on Liberty Funds Distributor, Inc.


         Administrator. Colonial Management Associates, Inc. serves as the administrator to the Colonial Fund. Please refer to the Colonial Fund's prospectus for more details on Colonial Management Associates, Inc.


         Transfer Agent, Accounting Agent and Shareholder Servicing Agent. SteinRoe Services Inc., a wholly-owned indirect subsidiary of Liberty Mutual serves as the transfer agent to the Master Portfolio. Liberty Funds Services, Inc., a wholly-owned indirect subsidiary of Liberty Mutual, serves as the shareholder services and transfer agent to the Colonial Fund. Please refer to the Colonial Fund's prospectus for more details on Liberty Funds Services, Inc.


         DST Systems, Inc., 1004 Baltimore, Kansas City, Missouri 64105 is the shareholder servicing agent for the Fund.

         Custodial Services. Investors Fiduciary Trust Company serves as the domestic custodian and Chase Manhattan Bank serves as the global custodian for the Fund. Chase Manhattan Bank serves as the custodian for the Colonial Fund and State Street Bank and Trust Company serves as the custodian for the Master Portfolio.

                     MATTERS TO BE VOTED UPON AT THE MEETING

Approval or Disapproval of the Agreement and Plan of Reorganization between Sogen Funds, Inc., Acting on Behalf of SoGen Money Fund, and Colonial Trust II, Acting on Behalf of the Colonial Money Market Fund, and of the Transactions Contemplated Therein.

         The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below. However, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit A to this Statement and incorporated by reference into this Statement.

Description of the Plan

         The Plan provides that at the Closing Date all of the portfolio securities and other assets of the Fund will be transferred to the Colonial Fund, and the Colonial Fund will assume all the liabilities of the Fund. The Colonial Fund will issue to the Fund full and fractional Class A shares of beneficial interest in the Colonial Fund having a net asset value equal to the net asset value of the Fund. The Fund then will distribute to its shareholders, on a pro rata basis, the shares of the Colonial Fund so received. On completion of the Reorganization, an open account will be established on the books of the Colonial Fund in the name of each shareholder of record of the Fund. Certificates representing shares in the Colonial Fund will not be physically issued. As promptly as practicable after the consummation of the Reorganization, the Fund will be terminated under the laws of the State of Maryland. After the Closing Date, the Fund will not conduct any business except in connection with its ceasing its operations and liquidating.

Approval of Interim Investment Management Agreement

         By voting in favor of the Reorganization, you will also be voting in favor of an interim investment management agreement between the Fund and the successor to SGAM Corp. (the "Interim Investment Management Agreement"). Consummation of the Acquisition will result in an "assignment" of the Fund's current investment management agreement with SGAM Corp., thus terminating those agreements as a matter of law. The Acquisition is scheduled to occur on January 15, 1999. In the event that the Reorganization is approved by the shareholders of the Fund, but is not completed on or before January 15, 1999, the Fund would be without an investment management agreement from that date until the closing of the Reorganization. To cover this possibility, approval of the Reorganization would also include approval of the Interim Investment Management Agreement, the terms of which are substantially identical to those of the Current Investment Management Agreement with SGAM Corp. The Interim Investment Management Agreement would take effect only if the Reorganization is not finalized prior to the consummation of the Acquisition, and would remain in effect only until the earlier of the closing date of the Reorganization and March 31, 1999. At a meeting held on October 23, 1998, the Board of the Company approved the Interim Investment Management Agreement. The proposed Interim Investment Management Agreement is attached to this Statement as Exhibit B.

Board Consideration

         Prior to its scheduled meeting held on April 24, 1998, the Board of Directors of the Company was informed that SGAM S.A. had determined to seek a buyer for SGAM Corp. At the April 24, 1998 meeting, the disinterested Directors reviewed the scope of their responsibilities should a sale by SGAM Corp. be officially proposed by SGAM S.A., and discussed the advisability of retaining separate independent counsel to advise them in the event SGAM S.A. was successful in finding a buyer for SGAM Corp. The Board noted that although the prospect of a sale did not alter their responsibilities with respect to matters brought to their attention during the meeting (including the continuation of the investment management agreement with SGAM Corp.), it did raise the issue of whether SGAM Corp.'s operations might be disrupted as a result of staff uncertainty. Representatives of SGAM Corp. who were present at that meeting responded that they had been informed of SGAM S.A.'s decision and that based on conversations with the senior personnel, management expected SGAM Corp.'s team of portfolio managers and senior administrative personnel to remain on the job throughout the process.

         The disinterested Directors retained independent counsel who requested certain information for the Board to review in connection with any proposed transaction, including, with respect to any potential acquiring entity, (i) a history of its compliance with applicable regulations, (ii) its performance record (including the background of its investment personnel and the resources available to support them), (iii) detailed financial statements, (iv) any plans it may have to change the way the Fund is managed or distributed, and (v) the consideration being paid. In addition, to the extent that any proposed transaction would involve a merger of the Fund into an existing fund managed by such entity, independent counsel requested information on (i) any tax consequences to the Fund's shareholders, (ii) compatibility of the two funds' portfolios and estimates of the transaction costs and taxes associated with making any necessary adjustments, (iii) comparisons of expense ratios and management fees (including Morningstar Reports and identification of any differences in the categories of services that are included in the respective funds' management contracts), (iv) any differences in shareholder services, and
(v) any differences in investment policies and objectives.

         On August 13, 1998, following the signing of the Purchase Agreement, representatives of SGAM Corp. and Liberty met with the Company's Board of Directors to discuss the Reorganization. At the meeting, the overall terms of the proposed Reorganization, as well as the perceived benefits for SGAM Corp. and for its investment advisory clients, were described. In addition, the background and capabilities of Liberty and its affiliates were enumerated. The Board was presented with the opportunity to ask questions of representatives of both SGAM Corp. and Liberty. On or about September 7, 1998, the disinterested Directors were supplied with information in response to the request of their independent counsel.

         At a subsequent meeting of the Company's Board of Directors held on September 17, 1998, the Board considered in depth the Reorganization and Plan relating to the Fund, and requested a written report on the management resources that would be available to the Fund after the Acquisition and satisfaction of certain other outstanding issues. At that meeting, the Board discussed the materials presented by Liberty and raised a number of issues relating to the terms of the Reorganization and the Plan, as well as to the terms of the Acquisition of SGAM Corp. Representatives of SGAM Corp. and Liberty were present at the meeting to respond to the Board's inquiries. Among other things, the Board requested elaboration on (i) the expense ratio of the Colonial Fund prior and subsequent to the Reorganization, (ii) the level of management services that Liberty would provide to the Colonial Fund following the Reorganization, and
(iii) Liberty's financial ability both to pay the purchase price of the Acquisition given current market conditions and to continue to devote adequate resources to the Colonial Fund.

         The Board noted that, due to the fact that the Colonial Fund had a substantially larger amount of assets than does the Fund, the overall expense ratio for the Colonial Fund is lower than that for the Fund. The Board also considered that there was little expectation that the assets of the Fund would increase significantly in the foreseeable future and that it was only the continuing waiver of fees and reimbursement of fees that made it possible for the Fund to offer a competitive yield.

         In addition, the Board examined the level of management services that Liberty has historically provided to the Colonial Fund. The Board reviewed the performance of the Colonial Fund and sought assurances from Liberty that the same level of services would be provided in the future.

         Finally, the Board inquired into Liberty's ability to pay for the purchase of SGAM Corp. in light of current market conditions. In response, Liberty reviewed with the Board its financial resources. Liberty assured the Board that it was in sound financial health and that it had the ability to pay the purchase price of the Acquisition and to continue to devote adequate resources to the management of the Colonial Fund.

         At additional meetings held in late September and October, the Board met to further review the Reorganization. At these meetings, Liberty and SGAM Corp. provided to the Board additional information relating to the issues raised at the September 17 meeting. The Board considered the additional information and was given the opportunity to ask questions to representatives of Liberty and SGAM Corp.

         The Board approved the Reorganization at a meeting held on October 19, 1998. In addition to the matters described above, the Board also considered the following factors in approving the proposed Reorganization and the Plan for Each Fund.

         First, the Board considered the ability under the Reorganization for Class A shareholders of the Colonial Fund to have exchange privileges that would permit an investment in the Colonial Fund to be exchanged, without initial or deferred sales charges, into Class A shares of 38 other open-end funds that are part of the Colonial Management family of mutual funds and that have a variety of investment objectives and policies. The Board considered the enhanced exchange privileges available as a result of the Reorganization to be a benefit to the shareholders of the Fund.

         Second, Colonial Management's wholesaling, marketing, and distribution system is more extensive than that of SGAM Corp. While growth of a fund does not always result in economies of scale or other benefits to shareholders, sales of fund shares on a continuous basis can result in a positive cash flow, or a reduction of net outflow, of investor dollars into the fund, enabling the fund to meet expenses and pay redemptions without the need to sell its investments at what may be inappropriate times. Shares of the Colonial Fund will be marketed alongside the other Colonial Management funds through more than 25,000 investment executives associated with broker-dealers with whom the distributor for the Colonial Management funds has selling agreements and approximately 300 investment executives employed by Liberty Securities Corporation, a subsidiary of Liberty that sells mutual funds, variable annuities, and other investment products primarily through offices located in banks and other financial institutions.

         Finally, because each Fund shareholder will receive shares of the Colonial Fund having an equal aggregate net asset value to their Fund shares and will not directly or indirectly bear any costs of the Reorganization, the Board determined that the shareholders will not suffer any dilution as a result of the Reorganization.

         In reviewing the terms of each Plan, the disinterested Directors of the Company were advised and represented by independent counsel.

         The Board believes that the proposed arrangements are in the best interests of the shareholders of the Fund and recommends that the shareholders of the Fund vote "FOR" the Reorganization.

         Similarly, at a meeting of the Board of Trustees of the Trust, the Board of Trustees, acting on behalf of the Colonial Fund, considered the proposed Reorganization with respect to the Colonial Fund. Based on their evaluation of the relevant information provided to them, and in light of their fiduciary duties under federal and state law, the Board of Trustees unanimously determined that (a) the proposed Reorganization would be in the best interests of the Colonial Fund and its shareholders, and (b) the interests of the existing Colonial Fund shareholders will not be diluted as a result of the proposed Reorganization.

                                 CAPITALIZATION

         Because the Fund will be combined in the Reorganization with the Colonial Fund, the total capitalization of the Colonial Fund after the Reorganization is expected to be greater than the current capitalization of either the Fund or the Colonial Fund. The following table sets forth the capitalization of the Fund and Colonial Fund at September 30, 1998; and (ii) the pro forma capitalization of the Colonial Fund as adjusted to give effect to the Reorganization. If the Reorganization is consummated, the capitalization of the Colonial Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Fund and the Colonial Fund.



------------------------------------- ------------------------ ------------------------- ----------------------------
                                         SoGen Money Fund                                  Pro Forma Combined Fund
                                                                    Colonial Fund
------------------------------------- ------------------------ ------------------------- ----------------------------
Total Net Assets..............             $31,314,838              $252,070,347               $283,385,185

Shares Outstanding...........               31,314,838               252,057,497                283,372,335

Net Asset Value Per Share..                       $1.00                    $1.00                      $1.00
------------------------------------- ------------------------ ------------------------- ----------------------------


                         FEDERAL INCOME TAX CONSEQUENCES

         It is anticipated that the Reorganization will be tax-free for federal tax purposes. If the Reorganization is not consummated as a tax-free reorganization, such transactions are not expected to result in a significant amount of gain. It is a condition to the consummation of the Reorganization (unless waived as set forth below) that the Company, on behalf of the Fund, and the Trust, on behalf of the Colonial Fund, receive an opinion of counsel substantially to the effect that for federal income tax purposes: (i) no gain or loss will be recognized by the Fund upon the exchange of its assets for Class A shares of the Colonial Fund and the assumption by the Colonial Fund of the liabilities of the Fund; (ii) the basis in the hands of the Colonial Fund of the assets of the Fund transferred to the Colonial Fund will be the same as the basis of such assets in the hands of the Fund immediately prior to the transfer; (iii) the holding periods of the assets of the Fund in the hands of the Colonial Fund will include the period during which such assets were held by the Fund; (iv) no gain or loss will be recognized by the Colonial Fund upon the receipt of the assets of the Fund in exchange for the Colonial Fund shares and the assumption by the Colonial Fund of the liabilities of the Fund; (v) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of Colonial Fund shares in exchange for their shares in the Fund; (vi) the basis of the Colonial Fund shares received by the shareholders of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (vii) a Fund shareholder's holding period for his or her shares in the Colonial Fund will be determined by including the period for which he or she held the Fund shares exchanged therefor, provided that he or she held such Fund shares as capital assets.
The Board of Directors of the Fund and the Board of Trustees of the Colonial Fund may jointly waive receipt of this opinion if they determine such waiver will not have a material adverse effect on the interests of shareholders of the Fund and the Colonial Fund.

         Neither the Fund nor the Colonial Money Fund has sought a tax ruling from the Internal Revenue Service (the "IRS"). The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisers concerning the potential tax consequences to them, including state and local income tax consequences.

                     INFORMATION RELATING TO VOTING MATTERS

General Information

         This Statement is being furnished in connection with the solicitation of proxies by the Company's Board of Directors in connection with the Special Meeting of the Fund's shareholders. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Company may also solicit proxies by telephone, fax, or personal interview. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.


         The cost of preparing, printing and mailing the enclosed combined proxy statement and prospectus, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by Liberty or an affiliate of Liberty (and not the Company or the Fund), including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Company, officers and employees of SGAM Corp. and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.


         Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. The cost of this assistance is expected to be approximately $2,070 and, as stated above, will not be borne by the Fund or the Company.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the shareholder has received the proxy statement card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

         If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at (800) 794-6889. Any proxy given by a shareholder, whether in writing or by telephone, is revocable.

         Only shareholders of record at the close of business on October 30, 1998, will be entitled to vote at the Special Meeting. On that date there were outstanding and entitled to be voted 37,717,837 shares of the Fund. Each share is entitled to one vote.

         If the accompanying proxy is executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Special Meeting or any adjournment of the Special Meeting. For information on adjournment of the Special Meeting, see "Quorum" below.

Shareholder and Board Approvals

         The Plan (and the transactions contemplated thereby) is being submitted at the Special Meeting for approval by the shareholders of the Fund. The approval of the Plan by the holders of a majority of the outstanding shares of the Fund is required for the approval of the Proposal with respect to the Fund. Abstentions will have the effect of a "no" vote on the Proposal.

         The vote of the shareholders of the Colonial Fund is not being solicited because their approval or consent is not required for the Reorganization to be consummated. On October 30, 1998, the name, address, and share ownership of the persons who beneficially owned 5% or more of any class of the Fund's outstanding shares, and the percentage of shares that would be owned by such persons upon consummation of the Reorganization based upon their holdings and outstanding shares at October 30 1998 are as follows:


                                                                               Share Ownership of
                                                                               the Colonial Fund
Name/Address                            Share Ownership of the Fund            After the Reorganization

Jean-Marie Eveillard                    5,018,380.270 (13.31%)                 2.56% (Class A)
Elizabeth M. Eveillard Jt Ten.
3 East 84th Street
New York, NY  10028-0407




         On October 30, 1998, the name, address, and share ownership of the persons who beneficially owned 5% or more of the outstanding shares of any class of the Colonial Fund and the percentage of shares that would be owned by such persons upon consummation of the Reorganization based upon their holdings and outstanding shares at September 30, 1998, are as follows:


                                        Share Ownership of                     Share Ownership of
                                        the Colonial Fund                      the Colonial Fund
Name/Address                            Before the Reorganization              After the Reorganization
Colonial Management Associates, Inc.    965,073.590                            21.58%
One Financial Center                    (21.58%: Class B)
Boston, MA  02111

Liberty Funds Distributor, Inc.         14,225,975.520                         7.26%
One Financial Center                    (8.99%: Class A)
Boston, MA  02111

Liberty Financial Companies             10,931,675.770                         5.58%
600 Atlantic Avenue                     (6.91%: Class A)
Boston, MA  02210

Gilbert P. Hyatt                        21,565,532.530                         11.00%
P. O. Box 81230                         (13.62%: Class A)
Las Vegas, NV  89180-1230

Nicholas Stevens                        1,094,458.040                          24.47%
c/o Shephard & Associates               (24.47%: Class B)
9200 Sunset Blvd.
Penthouse 22
Los Angeles, CA  90069


         On October 30, 1998, the directors and officers of the Company, as a group, owned 5,562,086.870 shares of the Fund, which were approximately 15% shares of the Fund. As of October 30, 1998, the Trustees and officers of the Trust, as a group, did not own shares of the Colonial Fund.

         Shareholders have the right to redeem their Fund Shares at their net asset value until the Closing Date. Thereafter, former Fund shareholders may redeem their Colonial Fund Shares acquired in the Reorganization at their net asset value.

Quorum

         The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against the Proposal. If no shareholder entitled to vote is present in person or by proxy, any officer present to preside or act at the Special Meeting as Secretary may also adjourn the meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present but which have not been voted. Shareholders are urged to forward their voting instructions promptly.

                             ADDITIONAL INFORMATION

         The Fund and the Colonial Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports, and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of the Fund and the Colonial Fund listed on the first page of this Statement. Copies of such materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's website at "www.sec.gov."

Board Members and Officers

         The current Trustees and officers of the Trust will continue to serve as Trustees and officers of the Trust following the Reorganization. The current Directors and officers of the Company will not continue to serve in such positions following the Reorganization, except to the extent that action may be required of them in connection with the winding up of the affairs of the Fund.

Financial Information of the Fund

         Financial information about the Fund for the fiscal year ended March 31, 1998 is contained in the Annual Report to Shareholders that was recently distributed to shareholders of the Fund. The Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information to this Statement dated December 18, 1998.


Financial Information for the Colonial Fund

         The following financial highlights for a share outstanding throughout each period have been audited by PricewaterhouseCoopers LLP, independent accountants to the Trust. The data should be read in conjunction with the financial statements, related notes, and report of PricewaterhouseCoopers LLP on those items, which are included in the Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information to this Statement.




                            COLONIAL MONEY MARKET FUND

                              FINANCIAL HIGHLIGHTS


    Selected data for a share of each class outstanding throughout each period are as follows:


                                                                  Period ended June 30
                                                   -----------------------------------------------------
                                                                         1998(a)(b)
                                                     Class A              Class B             Class C
                                                   ------------         ------------        ------------
Net asset value -
  Beginning of period                              $      1.000         $      1.000        $      1.000
                                                   ------------         ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (c)(d)                                           0.041                0.032               0.037(e)
                                                   ------------         ------------        ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                                                 (0.041)              (0.032)             (0.037)
                                                   ------------         ------------        ------------
Net asset value -
   End of period                                   $      1.000         $      1.000        $      1.000
                                                   ------------         ------------        ------------
Total return (f)(g)(h)                                     4.17%                3.28%               3.81%
                                                   ------------         ------------        ------------

RATIOS TO AVERAGE NET ASSETS
Expenses (c)(d)(i)(j)                                      0.69%                1.69%               1.09%(e)
Net investment
  income (c)(d)(i)(j)                                      4.93%                3.93%               4.53%(e)
Net assets at end
  of period (000)                                  $    128,658         $     61,811        $      3,304


    (a) The Fund changed its fiscal year end from August 31 to June 30. Information presented is for the period September 1, 1997 through June 30, 1998.

    (b)   Effective March 2, 1998, SR&F became the investment Adviser of the
          Fund.

    (c) Net of fees waived by the Administrator which amounted to $0.001 per share and 0.19% (annualized).

    (d) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of SR&F Cash Reserves Portfolio.

    (e) Net of fees waived by the Distributor which amounted to $0.005 per share and 0.60% (annualized).

    (f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

    (g)   Not annualized.

    (h) Had the Administrator and Distributor not waived a portion of expenses, total return would have been reduced.

    (i) The benefits derived from custody credits and directed brokerage arrangements had no impact.

    (j)   Annualized.

                   FINANCIAL HIGHLIGHTS - CONT.
  Selected data for a share of each class outstanding throughout each period are as follows:


                                                                      Year ended August 31
                                                   ----------------------------------------------------------
                                                                              1997
                                                    Class A                  Class B               Class C (b)
                                                   ------------            ------------           ------------
  Net asset value -
  Beginning of period                              $      1.000            $      1.000           $      1.000
                                                   ------------            ------------           ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                                              0.048                   0.038                  0.039
                                                   ------------            ------------           ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                                                 (0.048)                 (0.038)                (0.039)
                                                   ------------            ------------           ------------
Net asset value -
   End of period                                   $      1.000            $      1.000           $      1.000
                                                   ------------            ------------           ------------
Total return (c)                                           4.90%                   3.82%                  3.97%
                                                   ============            ============           ============

RATIOS TO AVERAGE NET ASSETS
Expenses                                                   0.72%(e)                1.72%(e)               1.64%(e)
Fees and expenses waived
  or borne by the Adviser                                  --                      --                     --
Net investment
  income                                                   4.73%(e)                3.73%(e)               3.81%(e)
Net assets at end
  of period (000)                                  $    144,076            $     70,242           $      2,904




   (a) Net of fees and expenses waived or borne by the Adviser which amounted
       to:                                         $        --             $       --              $       --

   (b) Effective July 1, 1997, Class D shares were redesignated Class C shares.

   (c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

   (d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

   (e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years ratios' are net of benefits received, if any.

                          FINANCIAL HIGHLIGHTS - CONT.




                              Year ended August 31
------------------------------------------------------------------------------------------------------------------------------

                           1996                                                                 1995
Class A                  Class B                 Class C               Class A                Class B      Class C
-------------------------------------------------------------       ------------------------------------------------------

$      1.000            $     1.000            $     1.000           $     1.000            $     1.000    $     1.000
------------            -----------            -----------           -----------            -----------    -----------


       0.048                  0.038                  0.038                 0.050                  0.040          0.040
------------            -----------            -----------           -----------            -----------    -----------


      (0.048)                (0.038)                (0.038)               (0.050)                (0.040)        (0.040)
------------            -----------            -----------           -----------            -----------    -----------

$      1.000            $     1.000            $     1.000           $     1.000            $     1.000    $     1.000
------------            -----------            -----------           -----------            -----------    -----------
        4.93%                  3.86%                  3.85%                 5.14%(d)              4.08%(d)       4.07%(d)
============            ===========            ===========           ===========            ===========    ===========


        0.70%(e)               1.70%(e)               1.70%(e)              0.69%                 1.69%          1.69%

        --                     --                     --                    0.04%                 0.04%          0.04%

        4.76%(e)               3.76%(e)               3.76%(e)              4.96%                 3.96%          3.96%

$    115,063            $    76,539            $     4,435           $    83,086            $    55,441    $       625


$       --              $      --              $      --             $     0.000            $     0.000    $     0.000

                  FINANCIAL HIGHLIGHTS - CONT.

    Selected data for a share of each class outstanding throughout each period are as follows:


                                                                    Year ended August 31
                                                   ---------------------------------------------------
                                                                          1994
                                                    Class A             Class B            Class C (b)
                                                   -----------         -----------         -----------
Net asset value -
  Beginning of period                              $     1.000         $     1.000         $     1.000
                                                   -----------         -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                                             0.028               0.018               0.005
                                                   -----------         -----------         -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                                                (0.028)             (0.018)             (0.005)
                                                   -----------         -----------         -----------
Net asset value -
   End of period                                   $     1.000         $     1.000         $     1.000
                                                   -----------         -----------         -----------
Total return (c)(d)                                       2.85%               1.82%               0.45%(e)
                                                   -----------         -----------         -----------

RATIOS TO AVERAGE NET ASSETS
Expenses                                                  0.73%               1.73%               1.73%(f)
Fees and expenses waived
  or borne by the Adviser                                 0.20%               0.20%               0.20%(f)
Net investment
  income                                                  3.01%               2.01%               2.01%(f)
Net assets at end
of period (000)                                    $    97,115         $    54,535         $       518



   (a) Net of fees and expenses waived or borne by the Adviser which amounted
       to:          0.002          0.002          0.002

   (b) Class C shares were initially offered on July 1, 1994. Per share amounts reflect activity from that date.

   (c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

   (d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

   (e) Not annualized.

   (f) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.



                                                           Year ended
                                                            August 31
                                                   -------------------------------
                                                               1993
                                                     Class A            Class B
                                                   -----------         -----------
Net asset value -
  Beginning of period                              $     1.000         $     1.000
                                                   -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                                             0.023               0.013
                                                   -----------         -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                                                (0.023)             (0.013)
                                                   -----------         -----------
Net asset value -
   End of period                                   $     1.000         $     1.000
                                                   -----------         -----------
Total return (c)(d)                                       2.28%               1.27%
                                                   -----------         -----------

RATIOS TO AVERAGE NET ASSETS
Expenses                                                  0.88%               1.88%
Fees and expenses waived
  or borne by the Adviser                                 0.20%               0.20%
Net investment
  income                                                  2.26%               1.26%
Net assets at end
of period (000)                                    $    44,693         $    10,890


                                                   $     0.002         $     0.002

                              FINANCIAL STATEMENTS

         The financial statements of the Fund and the Colonial Fund for their most recent fiscal year ends, which are included in their respective Prospectuses and Statements of Additional Information and in the Statement of Additional Information related to this Statement have been audited by KPMG Peat Marwick LLP, independent auditors for the Fund, and PricewaterhouseCoopers LLP, independent accountants for the Colonial Fund, to the extent indicated in their respective reports thereon, incorporated by reference or included in such Prospectuses and Statements of Additional Information. Such financial statements included in such Prospectuses and Statements of Additional Information have been incorporated or included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                                 OTHER BUSINESS

         The Board of Directors of the Company knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to the Fund in writing at the address on page 1 of this Statement or by telephoning (800) 334-2143.

                            PROPOSALS OF SHAREHOLDERS

         Shareholders wishing to submit proposals for inclusion in a proxy statement or a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Company, 1221 Avenue of the Americas, New York, New York 10020, within a reasonable time before the solicitation of proxies for such meeting. Pursuant to its by-laws, the Company does not generally, and has no present intention to, hold annual meetings of shareholders. The timely submission of a proposal does not guarantee its inclusion.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.

         By Order of the Board of Directors


         Philip J. Bafundo
         Secretary

                         SOGEN FUND INVESTMENT OBJECTIVE

         The SoGen Fund seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing exclusively in U.S. dollar-denominated money market instruments which mature in 397 days or less.

         HOW SOGEN FUND PURSUES ITS OBJECTIVES AND CERTAIN RISK FACTORS

         The Fund pursues its objective by investing exclusively in the following types of U.S. dollar-denominated money market instruments which mature in 397 days or less and which the Fund's investment adviser has determined to present minimal credit risk:

         1. Bank certificates of deposit, time deposits or bankers' acceptances of domestic banks (including their foreign branches) and U.S. and foreign branches of foreign banks having capital surplus and undivided profits in excess of $100 million.

         2. Commercial paper rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, Duff 2 or higher by Duff & Phelps, Inc. ("Duff"), or F-2 or higher by Fitch Investors Service, Inc. ("Fitch"); commercial paper or notes of issuers with unsecured debt issue outstanding currently rated Aa or higher by Moody's, AA or higher by S&P, AA or higher by Duff, or AA or higher by Fitch where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue; investments in other corporate obligations such as publicly traded bonds, debentures and notes rated Aa by Moody's AA by S&P, Duff or Fitch; and other similar securities which, if unrated by Moody's, S&P, Duff or Fitch, are determined by the Fund's investment adviser, using guidelines approved by the Board of Directors, to be at least equal in quality to one or more of the above referenced securities. Notwithstanding the foregoing, the Fund may invest no more than 5% of its total assets in securities that are accorded the second highest rating by the requisite number of nationally recognized statistical rating organizations.
                  (For a description of the ratings, see "Appendix--Ratings of Investment Securities" in the Statement of Additional Information.)

         3. Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

         4. Repurchase agreements involving obligations that are suitable for investment under the categories set forth above.

         To the extent that the Fund purchases Eurodollar certificates of deposit, consideration will be given to their marketability and possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign user. Eurodollar certificates of deposit may not be subject to the same regulatory requirements ads certificates of deposit issued by U.S. banks and associated income may be subject to the imposition of foreign taxes.

         The Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker/dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed 397 days. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's investment advisor to be creditworthy.

         The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, and resold to qualified institutional buyers under Securities Act Rule 144A ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) paper normally is resold to other institutional investors, like the Fund, through or with the assistance of the issuers or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The investment adviser will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. Investment in
Section 4(2) paper could have the effect of reducing the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities.

         The Fund may invest in asset-backed securities, i.e., securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables. Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Fund will be subject to the same quality requirements as other securities purchased by the Fund.

         In addition to the investment policies described below (and subject to certain restrictions described herein), SoGen Fund may invest in some or all of the following securities and employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of these securities and investment techniques and their associated risks is contained in the Fund's Statement of Additional Information.

         Because SoGen Fund's investments will be subject to the market fluctuations and risks inherent in all investments, there can be no assurance that the Funds' stated objectives will be realized. SGAM Corp. will seek to minimize these risks through professional management and investment diversification. Although the Fund is designed to maintain a stable share price of $1.00, there can be no assurance that the Fund will be able to do so.

Foreign Investments.

         Since the Fund will invest only in U.S. dollar-denominated securities, the return on its shares will not be subject to the risk of adverse changes in the exchange rates between the U.S. dollar and foreign currencies. In addition, the Fund does not intend to invest in the securities markets of emerging countries.

"When-Issued" or "Delayed Delivery" Securities.

         The Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as assets and are marked-to-market daily. The Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Fund reserves the right to sell acquired when-issued or delayed delivery securities before their settlement dates if deemed advisable.

Variable Rate Securities.

         The Fund may invest in instruments having rates of interest that are adjusted periodically of which "float" continuously according to formulate intended to minimize fluctuation in the values of the instruments ("Variable Rate Securities"). The interest rates of Variable Rate Securities ordinarily are determined by reference to, or are a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuations in the market values of such securities. Accordingly, as interest rates decrease or increased, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. The Fund will determine the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument. Under such rules, the maturity date of Variable Rate Demand Securities may be considered to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Illiquid Securities.

         The Fund may invest up to 10% of its total assets in illiquid securities, including securities acquired in private placements. Because an active trading market for such securities may not exist, the sale of such securities may be subject to delay and additional costs. Time deposits and repurchase agreements maturing in more than seven days are considered to be illiquid. The Fund, subject to the limitations for illiquid investments stated above, may purchase securities that have been privately placed but that are not eligible for purchase and sale under Rule 144A under the Securities Act of 1933. That rule permits certain qualified institutional buyers, such as the Funds, to trade in private placed securities that have not been registered for sale under that Act. Rule 144A securities may or may not be liquid depending on guidelines established by the Board of Directors. See "Illiquid Securities" in the Fund's Statement of Additional Information

Change of Objective

         The Fund's investment objective may be changed by the Board of Directors without shareholder approval. If there were such a change, each shareholder should consider whether the Fund would remain an appropriate investment in light of his or her then current financial position and needs. Shareholders will be notified a minimum of sixty days in advance of any change in investment objective.

Fundamental Investment Policies of SoGen Fund

         As fundamental investment policies which may not be changed without the approval of a majority of its outstanding voting securities, the Fund may not:

         1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;

         2. Borrow money except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not exceed 10% of the Fund's net assets at the time of the borrowing. The Fund will not purchase securities while borrowings exceed 5% of its total assets;

         3. Invest more than 25% of assets (valued at time of investment) in securities of companies in any one industry other than U.S. Government Securities (except that the Fund may concentrate its investments in U.S. bank obligations);

         4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions or (b) lending portfolio securities, provided that the Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);*

         5. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

         6. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

         7. Make margin purchases of securities, except for the use of such short-term credits as are needed for clearance of transactions; and

         8. Sell securities short or maintain a short position, except short sales against-the-box.

Fundamental Investment Policies of Colonial Fund

         As fundamental investment policies which may not be changed without the approval of a majority of its outstanding voting securities, the Fund may not:

         1. Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of each investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to (i) U.S. Government securities,
                  (ii) repurchase agreements, or (iii) securities of issuers in the financial services industry, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

         2. Invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to U.S. Government securities or repurchase agreements for such securities and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;**

         3. Invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

         4. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);
---------------
 *  SoGen Fund has no present intention of lending its portfolio securities.

 ** Notwithstanding the foregoing, and in accordance with Rule 2a-7 of the Act (the "Rule"), the Portfolio will not, immediately after the acquisition of any security (other than a Government Security or certain other securities as permitted under the Rule), invest more than 5% of its total assets in the securities of any one issuer; provided, however, that it may invest up to 25% of its total assets in First Tier Securities (as that term is defined in the Rule) of a single issuer for a period of up to three business days after the purchase thereof.

         5. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs;

         6. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

         7. Make loans, although it may (a) participate in an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

         8. Borrow except that it may (a) borrow for non-leveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

         9. Act as an underwriter of securities, except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

         10. Issue any senior securities except to the extent permitted under the Act.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of, [ ], 1999 by and between the SoGen Funds, Inc. ("SFI"), a Maryland corporation established under Articles of Incorporation dated May 28, 1993, as amended, on behalf of the SoGen Money Fund]("SoGen Fund"), a series of SFI, and Colonial Trust II (the "Colonial Trust"), a Massachusetts business trust established under a Declaration of Trust dated February 14, 1980, as amended, on behalf of Colonial Money Market Fund ("Colonial Fund"), a series of the Colonial Trust, joined in for the purpose (and only for the purpose) of paragraphs 1.5 and 11.2 hereof by The Colonial Group, Inc. ("Colonial"), a Massachusetts corporation, Societe Generale Asset Management Corp. ("SGAM Corp."), a Delaware corporation.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368 (a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of SoGen Fund in exchange solely for Class A shares of beneficial interest of Colonial Fund ("Colonial Shares") and the assumption by Colonial Fund of the liabilities of SoGen Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Colonial Shares to the shareholders of SoGen Fund in liquidation of SoGen Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

         In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                  1. TRANSFER OF ASSETS OF SOGEN FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND COLONIAL SHARES AND LIQUIDATION OF SOGEN FUND.

         1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

                  (a) SFI, on behalf of the SoGen Fund will transfer and deliver to Colonial Fund and Colonial Fund will acquire all the assets of SoGen Fund as set forth in paragraph 1.2.

                  (b) Colonial Fund will assume all of the SoGen Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, including any liability arising out of indemnification and related payment or reimbursement
                         of expenses obligations   pursuant  to  the  By-Laws
                         or  Articles  of   Incorporation   of  SFI  (the
                         "Obligations"), each as in effect on the date hereof (collectively, the SoGen Charter") with respect to events occurring at any time up to and including the Closing Date (as defined in paragraph 1.2 hereof) including events contemplated by this Agreement, except that expenses of reorganization contemplated hereby to be paid by Colonial and SGAM Corp. pursuant to paragraphs 1.5 and 11.2 shall not be assumed or paid by the Colonial Fund, and

                  (c) Colonial Fund will issue and deliver to SoGen Fund in exchange for such assets the number of Colonial Shares (including fractional shares, if any) determined by dividing the net asset value of SoGen Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Colonial Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

                  Notwithstanding any other provisions hereof, the Obligations defined in paragraph 1.1(b) above shall be binding for five years after the Closing Date upon the Colonial Fund. In the event that the Colonial Fund shall be reorganized or merged into another registered investment company at any time prior to the expiration of five years from the Closing Date, proper provision shall be made so that the successor registered investment company of the Colonial Fund shall continue to honor the Obligations. Further, the Obligations shall not be terminated or modified in such a manner as to adversely affect any director to whom the Obligations apply without the consent of such affected director (it being expressly agreed that the directors to whom the Obligations apply shall be third party beneficiaries of the provisions of paragraph 1.1(b) with respect to the Obligations.

         1.2 The assets of SoGen Fund to be acquired by Colonial Fund shall consist of all cash, securities (other than securities that Colonial Fund is not permitted to acquire), dividends and interest receivable, receivables for shares sold and all other assets which are owned by SoGen Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of SoGen Fund on the Closing Date.

         1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), SoGen Fund will liquidate and distribute pro rata to its shareholders of record ("SoGen Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Colonial Shares received by SoGen Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Colonial Shares then credited to the account of SoGen Fund on the books of Colonial Fund to open accounts on the share records of Colonial Fund in the names of the SoGen Fund shareholders and representing the respective pro rata number of Colonial Shares due such shareholders. Colonial Fund shall not be obligated to issue certificates representing Colonial Shares in connection with such exchange.

         1.4 With respect to Colonial Shares distributable pursuant to paragraph 1.3 to a SoGen Fund Shareholder holding a certificate or certificates for shares of SoGen Fund, if any, on the Valuation Date, Colonial Trust will not permit such shareholder to receive Colonial Share certificates therefor, exchange such Colonial Shares for shares of other investment companies, effect an account transfer of such Colonial Shares, or pledge or redeem such Colonial Shares until Colonial Trust has been notified by SoGen Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for SoGen Fund shares or, in the event of lost certificates, posted adequate bond.

         1.5 Subject to the provisions of paragraph 11.2, Colonial will pay or cause an affiliate to pay the expenses of SoGen Fund and Colonial Fund incurred in connection with the consummation of the reorganization contemplated hereby, including legal fees, costs of filing, printing and mailing the Proxy Statement and the Registration Statement referred to in paragraph 5.3, and proxy solicitation costs.

         1.6 As promptly as possible after the Closing Date, the SoGen Fund shall be terminated pursuant to the provisions of the laws of the State of Maryland, and, after the Closing Date, the SoGen Fund shall not conduct any business except in connection with its dissolution and liquidation.

         2.       VALUATION.

         2.1 For the purpose of paragraph 1, the value of SoGen Fund's assets to be acquired by Colonial Fund hereunder shall be the net asset value computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of Colonial Trust and the then current prospectus or statement of additional information of Colonial Fund, without deduction for the expenses of the reorganization contemplated hereby to be paid by Colonial and SGAM Corp. pursuant to paragraphs 1.5 and 11.2, and shall be certified by SoGen Fund.

         2.2 For the purpose of paragraph 2.1, the net asset value of a Colonial Share shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of Colonial Trust and the then current prospectus or statement of additional information of Colonial Fund, without deduction for the expenses of the reorganization contemplated hereby to be paid by Colonial and SGAM Corp. pursuant to paragraphs 1.5 and 11.2, and shall be certified by Colonial Fund.

         3.       CLOSING AND CLOSING DATE.

         3.1 The Closing Date shall be such date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at the offices of Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

         3.2 The portfolio securities of SoGen Fund shall be made available by SoGen Fund to The Chase Manhattan Bank, as custodian for Colonial Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all SoGen Fund's cash shall be delivered by SoGen Fund to the custodian for the account of Colonial Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks in Boston funds, payable to the order of "The Chase Manhattan Bank, custodian for Colonial Money Market Fund".

         3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of SoGen Fund or Colonial Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of SFI or Colonial Trust upon the giving of written notice to the other party.

         3.4 At the Closing, SoGen Fund or its transfer agent shall deliver to Colonial Fund or its designated agent a list of the names and addresses of the SoGen Fund Shareholders and the number of outstanding shares of beneficial interest of SoGen Fund owned by each SoGen Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of SFI. Colonial Trust will provide to SoGen Fund evidence satisfactory to it that the Colonial Shares issuable pursuant to paragraph 1.1 have been credited to SoGen Fund's account on the books of Colonial Fund. On the Liquidation Date, Colonial Trust will provide to SoGen Fund evidence satisfactory to it that such Colonial Shares have been credited pro rata to open accounts in the names of the SoGen Fund shareholders as provided in paragraph 1.3.

         3.5 At the Closing each party shall deliver to the other such bills of sale, agreements of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

         4.       REPRESENTATIONS AND WARRANTIES.

         4.1 SFI, on behalf of SoGen Fund, represents and warrants the following to the Colonial Trust and to the Colonial Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

                  (a) SFI is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

                  (b) SFI is a duly registered investment company classified as a management company of the open-end diversified type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act, is in full force and effect, and SoGen Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Articles of Incorporation of SFI and the 1940 Act;

                  (c) SFI or any person whom SFI may be obligated to indemnify is not in violation in any material respect of any provision of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which SFI is a party or by which SoGen Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

                  (d) SFI has no material contracts or other commitments (other than this Agreement, two Agency Agreements dated November 25, 1996 by and between SFI and DST Systems, Inc. and SoGen International Fund, Inc. and DST Systems, Inc. and such other contracts as may be entered into in the ordinary course of its investment business) which if terminated, may result in material liability to SoGen Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from SoGen Fund;

                  (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against SoGen Fund, any of its properties or assets, or any person whom SoGen Fund may be obligated to indemnify except as previously disclosed in writing to Colonial Fund. SoGen Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

                  (f)    The schedule of investments  and the
                         statement of assets and liabilities as of March 31, 1998,and the statement of operations for the year ended March 31, 1998, the statements of changes in net assets for each of the years in the two-year period ended March 31, 1998, and the financial highlights for each of the years in the five-year period ended March 31, 1998 of SoGen Fund, audited by KPMG Peat Marwick LLP, copies of which have been furnished to Colonial Fund, fairly reflect the financial condition and results of operations of SoGen Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and SoGen Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets and liabilities referred to above or those incurred in the ordinary course of its business since
                         March 31, 1998;


                  (g) Since March 31, 1998, there has not been any material adverse change in SoGen Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by SoGen Fund of indebtedness, except as disclosed in writing to Colonial Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

                  (h) By the Closing Date, all federal and other tax returns and reports of SoGen Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of SoGen
                         Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (i) For all taxable years and all applicable quarters of such years from the date of its inception, SoGen Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851(a) of the Code. Neither SFI nor SoGen Fund has at any time since its inception been liable for and is now liable for any material excise tax pursuant to Section 4982 of the Code. SoGen Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of SoGen Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect.
                         SoGen Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

                  (j) The authorized capital of SFI consists of [ ] shares of authorized stock with a par value of one tenth of one cent (0.001) per share of such number of different series or classes as designated in SFI's Articles of Incorporation, four series of which (including SoGen Fund) are currently authorized and outstanding. All issued and outstanding shares of SoGen Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the SoGen Fund's Prospectus) non-assessable by SoGen Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into or exchangeable for, any shares of beneficial interest of SoGen Fund are outstanding and none will be outstanding on the Closing Date;

                  (k) At the Closing Date, SoGen Fund will have good and marketable title to its assets to be transferred to Colonial Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer and deliver such assets as contemplated hereby, and upon delivery and payment for such assets Colonial Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

                  (l) The SoGen Fund's investment operations from inception to the date hereof have been in compliance with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to Colonial Fund;

                  (m) The execution, delivery and performance of this Agreement has been duly authorized by the Directors of SFI, and, upon approval thereof by the required majority of the shareholders of SoGen Fund, this Agreement will constitute the valid and binding obligation of SoGen Fund enforceable in accordance with its terms; and

                  (n) The Colonial Shares to be issued to SoGen Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the SoGen Fund Shareholders as provided in paragraph 1.3.

         4.2 Colonial Trust, on behalf of Colonial Fund, represents and warrants the following to SFI and to the SoGen Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

                  (a) Colonial Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

                  (b) Colonial Trust is a duly registered investment company classified as a management company of the open-end diversified type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and Colonial Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of Colonial Trust and the 1940 Act;

                  (c) The current prospectus and statement of additional information dated October 30, 1998 of Colonial Fund conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which Colonial Fund is a party that are not referred to in such prospectus and statement of additional information or in the registration statement of which they are a part;

                  (d) At the Closing Date, Colonial Fund will have good and marketable title to its assets;

                  (e) Colonial Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Colonial Trust is a party or by which Colonial Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

                  (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against
                         Colonial Fund or any of its properties or assets, except as previously disclosed in writing to SoGen Fund. Colonial Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

                  (g) The statement of assets, the statement of operations, the statement of changes in assets, and the schedule of investments as at and for the two years ended August 31, 1998 of Colonial Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to SoGen Fund, fairly reflect the financial condition and results of operations of Colonial Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and Colonial Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since August 31, 1998;

                  (h) Since August 31, 1998, there has not been any material adverse change in Colonial Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Colonial Fund of indebtedness, except as disclosed in writing to SoGen Fund. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

                  (i) By the Closing Date, all federal and other tax returns and reports of Colonial Fund required by law to have been be filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of Colonial Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (j) For each fiscal year of its operation, Colonial Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

                  (k) The authorized capital of Colonial Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time, six series of which (including Colonial
                         Fund) are currently authorized and outstanding. The outstanding shares of beneficial interest in Colonial Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares and Class C shares, each having the characteristics described in the prospectus and statement of additional information referred to in paragraph 4.2(c). All issued and outstanding shares of the Colonial Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Colonial Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into or exchangeable for, any shares of beneficial interest in Colonial Fund of any class are outstanding and none will be outstanding on the Closing Date;

                  (l) The Colonial Fund's investment operations from inception to the date hereof have been in compliance with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time;

                  (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Colonial Trust, and this Agreement constitutes the valid and binding obligation of Colonial Trust and Colonial Fund enforceable in accordance with its terms;

                  (n) The Colonial Shares to be issued and delivered to SoGen Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in Colonial Fund, and will be fully paid and non-assessable (except as set forth in Colonial Fund's Statement of Additional Information) by Colonial Trust, and no shareholder of Colonial Trust will have any preemptive right of subscription or purchase in respect thereof;

                  (o) The information to be furnished by Colonial Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

                  (p) Colonial Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

         5.       COVENANTS OF SOGEN FUND AND COLONIAL FUND.

         Colonial Trust, on behalf of Colonial Fund, and SFI, on behalf of SoGen Fund, each hereby covenants and agrees with the other as follows:

         5.1 Colonial Fund and SoGen Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

         5.2 SoGen Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

         5.3 In connection with the SoGen Fund shareholders' meeting referred to in paragraph 5.2, SoGen Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 which Colonial Trust will prepare and file for the registration under the 1933 Act of the Colonial Shares to be distributed to the SoGen Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), and the 1940 Act.

         5.4 The information to be furnished by SoGen Fund for use in the Registration Statement and the information to be furnished by Colonial Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

         5.5 Colonial Fund will advise SoGen Fund promptly if at any time prior to the Closing Date the assets of SoGen Fund include any securities which Colonial Fund is not permitted to acquire.

         5.6 Subject to the provisions of this Agreement, SoGen Fund and Colonial Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

         6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF SOGEN FUND.

                  The obligations of SoGen Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Colonial Trust and Colonial Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

         6.1      Colonial  Trust,  on  behalf  of  Colonial  Fund,  shall  have delivered to SFI a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to SFI and dated as of the Closing Date, to the effect that the representations and warranties of Colonial Trust on behalf of Colonial Fund made in this Agreement are true and correct at and as of the
                  Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that Colonial Trust and Colonial Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

         6.2 SFI shall have received a favorable opinion from Ropes & Gray, counsel to Colonial Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to Dechert, Price & Rhoads, counsel to SoGen Fund, to the following effect:

                  (a) Colonial Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and Colonial Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of Colonial Trust;
                         (b) this Agreement has been duly authorized, executed and delivered on behalf of Colonial Fund and, assuming the Prospectus and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery thereof by SFI on behalf of SoGen Fund, is the valid and binding obligation of Colonial Fund enforceable against Colonial Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws effecting the enforcement of creditors' rights generally and other equitable principles;
                         (c) Colonial Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby Colonial Fund will have duly assumed such liabilities; (d) the Colonial Shares to be issued for transfer to the shareholders of SoGen Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and
                         outstanding  and fully paid and nonassessable   (except
                         as  set  forth  in  Colonial   Fund's   Statement  of
                         Additional Information) Class A shares of beneficial interest in Colonial Fund, and no shareholder of Colonial Fund has any preemptive right of subscription or purchase in respect thereof; (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Colonial Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which Colonial Trust or Colonial Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Colonial Trust or Colonial Fund is a party or by which it is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Colonial Trust or Colonial Fund of the transactions contemplated by this Agreement except such as have been obtained;
                         (g) such counsel does not know of any legal or governmental proceedings relating to Colonial Trust or Colonial Fund existing on or before the date of mailing of the Prospectus referred to in paragraph
                         5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required; (h) Colonial Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (i) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Colonial Trust or Colonial Fund or any of their properties or assets and neither Colonial Trust nor Colonial Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

         7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF COLONIAL FUND.

                  The obligations of Colonial Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by SoGen Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

         7.1 SFI, on behalf of SoGen Fund, shall have delivered to Colonial Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Colonial Trust and dated the Closing Date, to the effect that the representations and warranties of SoGen Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that SFI and SoGen Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

         7.2 Colonial Trust shall have received a favorable opinion from Dechert, Price & Rhoads, counsel to SFI, dated the Closing Date and in a form satisfactory to Ropes & Gray, counsel to Colonial Fund, to the following effect:

                  (a) SFI is a corporation duly organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted, and SoGen Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of SFI; (b) this Agreement has been duly authorized, executed and delivered on behalf of SoGen Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery thereof by Colonial Trust on behalf of Colonial Fund, is the valid and binding obligation of SoGen Fund enforceable against SoGen Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) SoGen Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, SoGen Fund will have duly transferred such assets to Colonial Fund; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate SFI's Articles of Incorporation or By-laws, or any provision of any agreement known to such counsel to which SFI or SoGen Fund is a party or by which i is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which SFI or SoGen Fund is a party or by which it is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by SFI or SoGen Fund of the transactions contemplated by this Agreement, except such as have been obtained; (f) such counsel does not know of any legal or governmental proceedings relating to SFI or SoGen Fund existing on or before the date of mailing of the Prospectus referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph
                         5.3 which are not described as required; (g) SFI is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and
                         (h) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to SFI or SoGen Fund or any of its properties or assets and neither SFI nor SoGen Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body,which materially and adversely affects its business.


         7.3 SoGen Fund shall have furnished to Colonial Fund tax returns, signed by an authorized representative of KPMG Peat Marwick LLP, for the fiscal year ended March 31, 1998 .

         7.4 Prior to the Closing Date, SoGen Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of SoGen Fund's investment company taxable income for its taxable years ending on or after March 31, 1998 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after March 31, 1998 and on or prior to the Closing Date.

                  7.5 SoGen Fund shall have furnished to Colonial Fund a certificate, signed by the President (or any Vice President) and the Treasurer of SFI, as to the adjusted tax basis in the hands of SoGen Fund of the securities delivered to Colonial Fund pursuant to this Agreement.

                  7.6 The custodian of SoGen Fund shall have delivered to Colonial Fund a certificate identifying all of the assets of SoGen Fund held by such custodian as of the Valuation Date.

                  8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF COLONIAL FUND AND SOGEN FUND.

         The respective obligations of SFI and Colonial Trust hereunder are each subject to the further conditions that on or before the Closing Date:

                  8.1 This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of SoGen Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

                  8.2 The transactions contemplated by the Stock Purchase Agreement dated August 13, 1998 among Societe Generale Asset Management, S.A., Jean-Marie Eveillard and Liberty Financial Investments, Inc. shall have been consummated.

                  8.3 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

                  8.4 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by SFI or Colonial Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Colonial Fund or SoGen Fund, provided that
                  either   party  hereto  may  for  itself  waive  any  of  such
                  conditions;

                  8.5 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

                  8.6 The parties shall have received a favorable opinion of Dechert, Price & Rhoads satisfactory to SFI and Colonial Trust, substantially to the effect that, for federal income tax purposes:

                  (a) The acquisition by Colonial Fund of the assets of SoGen Fund in exchange for Colonial Fund's assumption of the liabilities and Obligations of SoGen Fund and issuance of Colonial Shares, followed by the distribution by SoGen Fund of such Colonial Shares to the shareholders of SoGen Fund in exchange for their shares of SoGen
                         Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of
                         Section 368(a) of the Code, and SoGen Fund and Colonial Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

                  (b) No gain or loss will be recognized to SoGen Fund (i) upon the transfer of its assets to Colonial Fund in exchange for Colonial Shares or (ii) upon the distribution of the Colonial shares to the shareholders of the SoGen Fund as contemplated in paragraph 1 hereof;

                  (c) No gain or loss will be recognized to Colonial Fund upon the receipt of the assets of SoGen Fund in exchange for the assumption of liabilities and Obligations and issuance of Colonial Shares as contemplated in paragraph 1 hereof;

                  (d) The tax basis of the assets of SoGen Fund acquired by Colonial Fund will be the same as the basis of those assets in the hands of SoGen Fund immediately prior to the transfer, and the holding period of the assets of SoGen Fund in the hands of Colonial Fund will include the period during which those assets were held by SoGen Fund;

                  (e) The shareholders of SoGen Fund will recognize no gain or loss upon the exchange of all of their shares of SoGen Fund for Colonial Shares;

                  (f) The tax basis of the Colonial Shares to be received by the shareholders of SoGen Fund will be the same as the tax basis of the shares of SoGen Fund surrendered in exchange therefor;

                  (g) The holding period of the Colonial Shares to be received by the shareholders of SoGen Fund will include the period during which the shares of SoGen Fund surrendered in exchange therefor were held, provided such shares of SoGen Fund were held as a capital asset on the date of the exchange.

                  8.7 At any time prior to the Closing, any of the foregoing conditions other than that set forth in 8.2 above may be waived jointly by the Board of Directors of SFI and the Board of Trustees of the Colonial Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the SoGen Fund and the Colonial Fund.

         9.       BROKERAGE FEES AND EXPENSES.

                  9.1 SFI, on behalf of SoGen Fund, and Colonial Trust, on behalf of Colonial Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

                  9.2 SFI, on behalf of SoGen Fund, and Colonial Trust, on behalf of Colonial Fund, shall each be liable for all expenses incurred by such party in connection with entering into and carrying out the provisions of this Agreement other than those to be paid by Colonial and SGAM Corp. as provided in paragraphs 1.5 and 11.2, whether or not the transactions contemplated hereby are consummated.

         10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

                  10.1 SFI on behalf of SoGen Fund and Colonial Trust on behalf of Colonial Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

                  10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 5.4, 9, 10, 13 and 14.

         11.      TERMINATION.

                  11.1 This Agreement may be terminated by the mutual agreement of Colonial Trust and SFI. In addition, either Colonial Trust or SFI may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

                  (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

                  (c) If the transactions contemplated by this Agreement have not been substantially completed by March 31, 1999, this Agreement shall automatically terminate on that date unless a later date is agreed to by both SFI and Colonial Trust.

                  11.2 In the event that the transactions contemplated by this Agreement are not consummated by reason of SFI's or SoGen Fund's unwillingness or inability to go forward therewith other than by reason of the nonfulfillment or failure of any condition to SFI's or SoGen Fund's obligations referred to in paragraphs 6 and 8, or by reason of Colonial Trust's or Colonial Fund's unwillingness or inability to go forward therewith other than by reason of the nonfulfillment or failure of any conditions to Colonial Trust's or Colonial Fund's obligations referred to in paragraphs 7 and 8, then, Colonial or SGAM, as the case may be, shall reimburse the other for the expenses incurred by them pursuant to this Agreement.

                  11.3 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth in paragraph 11.2.

         12.      AMENDMENTS.

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of SFI on behalf of SoGen Fund and Colonial Trust on behalf of Colonial Fund; provided, however, that following the shareholders' meeting called by SoGen Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of Colonial Shares to be issued to shareholders of SoGen Fund under this Agreement to the detriment of such shareholders without their further approval.

         13.      NOTICES.

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to SFI, 1221 Avenue of the Americas, New York, New York 10020, attention Jean-Marie Eveillard, or to Colonial Trust, One Financial Center, Boston, Massachusetts 02111, attention Nancy L. Conlin as well as to Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, Attention: Charles M. Nathan.

                  14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT NON-RECOURSE.

                  14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  14.2  This   Agreement  may  be  executed  in  any  number  of
                  counterparts, each of which shall be deemed an original.

                  14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

                  14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5 A copy of the Articles of Incorporation of SFI and Colonial Trust are on file with the Secretary of the State of Maryland and Commonwealth of Massachusetts, respectively, and notice is hereby given that no trustee, officer, agent or employee of either SFI or Colonial Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of SoGen Fund and Colonial Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

COLONIAL TRUST II,
on behalf of Colonial Money Market Fund


By:__________________________


ATTEST:

-----------------------
Assistant Secretary


SOGEN FUNDS, INC.
on behalf of SoGen Money Fund


By:__________________________


ATTEST:

-----------------------


Joined in for the purpose of
paragraphs 1.5 and 11.2

THE COLONIAL GROUP, INC.


By: _________________________


SOCIETE GENERALE ASSET MANAGEMENT CORP.


By: _________________________

                                    EXHIBIT B

                                SOGEN FUNDS, INC.
                     1221 Avenue of the Americas, 8th Floor
                            New York, New York 10020

                                                                          [Date]


Societe Generale Asset Management Corp.
1221 Avenue of the Americas, 8th Floor
New York, New York 10020

                                       Interim Investment Advisory Contract

Dear Sirs:

                  SoGen Funds, Inc. (the "Company"), a Maryland corporation consisting of four portfolios, SoGen International Fund, SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund, is engaged in the business of an investment company. Its Board of Directors has selected you to act as the investment adviser of the Company on behalf of SoGen Money Fund (the "Fund") and to provide certain other services to the Company on behalf of the Fund, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Company agrees with you as follows:

                  1. Delivery of Corporate Documents. The Company has furnished you with copies properly certified or authenticated of each of the following:

                  (a) Articles of Incorporation of the Company, dated May 3, 1985, as amended.

                  (b)  Articles  Supplementary  of the  Company,  dated July 24,
1998.

                  (c) By-Laws of the Company as in effect on the date hereof.

                  (d) Statement  of Rules  adopted by the Board of  Directors of the Company on March 2, 1970, as subsequently amended.

                  (e) Resolutions  of the  Board  of  Directors  of the  Company
                      selecting you as investment adviser and approving the form of this Agreement.

The Company will furnish you from time to time with copies properly certified or authenticated, of any amendments of or supplements to the foregoing, if any.

                  2. Advisory Services. You will regularly provide the Company with investment research, advice and supervision and will furnish continuously an investment program for the Fund's portfolio consistent with the Fund's investment objective, policy and restrictions set forth in the Company's
Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement") , and the current prospectus and statement of additional information included therein (the "Prospectus"). You will recommend what securities shall be purchased for the Fund, what portfolio securities shall be sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to such investment objective, policy and restrictions and to the provisions of the Company's Articles of Incorporation, By-Laws, Statement of Rules and the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), as each of the same shall be from time to time in effect. You shall advise and assist the officers of the Company in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors and any appropriate committees of such Board regarding the foregoing matters and general conduct of the investment business of the Company.

                  3. Allocation of Charges and Expenses. You will pay the compensation and expenses of all officers of the Company and will furnish, without expense to the Company, the services of such of your officers and employees as may duly be elected officers or directors of the Company, subject to their individual consent to serve and to any limitations imposed by law. You will pay the Company's office rent and ordinary office expenses and will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (It is understood that the foregoing provision does not obligate you to pay for the maintenance of the Company's general ledger and securities cost ledger or for daily pricing of the Company's securities, but that it does obligate you, without expense to the Company, to oversee the provision of such services by the Company's agent.) You will not be required hereunder to pay any expenses of the Company other than those above enumerated in this paragraph 3. In particular, but without limiting the generality of the foregoing, you will not be required to pay hereunder: brokers' commissions; legal or auditing expenses; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares of the Company; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the Company's assets.

                  4. Compensation of the Adviser. For all services to be rendered and payments made as provided in paragraphs 2 and 3 hereof, the Fund will promptly pay you a monthly fee after the last day of each month, at the annual rate of 0.40 of 1% of the average daily value of the net assets of the Fund during the month. If this Agreement is terminated as of any day not the last day of a calendar quarter, such fee shall be paid as promptly as possible after such date of termination. If this Agreement shall be effective for less than the whole of any quarter, such fee shall be based on the average daily value of the net assets of the Fund in the part of the quarter for which this Agreement shall be effective and shall be that proportion of such fee as the number of business days (days on which the New York Stock Exchange is open all or part of the day for unrestricted trading) in such period bears to the number of business days in such quarter. The average daily value of the net assets of the Fund shall in all cases be based only on business days for the period or quarter and shall be computed in accordance with applicable provisions of the Articles of Incorporation of the Company.

                  5. Purchase and Sale of Securities. You shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including any of your affiliates) as you shall deem appropriate in order to carry out the Company's brokerage policy as set forth from time to time in the Registration Statement and Prospectus, or as the Board of Directors of the Company may require from time to time. When purchasing securities from or through, and selling securities to or through, any such persons, brokers or dealers that may be affiliated with you, you shall comply with all applicable provisions of the 1940 Act, including without limitation
Section 17 thereof and the rules and regulations thereunder, and Section 206 of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") and the rules and regulations thereunder. In providing the Company with investment management and supervision, it is recognized that you will seek the best combination of price (inclusive of brokerage commissions) and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers as such Board may direct or authorize from time to time

                  Notwithstanding the above, it is understood that it is desirable for the Company that you have access to research services provided by brokers who execute brokerage transactions at a higher cost to the Company than may result when allocating brokerage to other brokers on the basis of seeking the best combination of price (inclusive of brokerage commissions) and execution. Such research services include written reports, responses to specific inquiries, interviews with analysts, invitations to meetings arranged by brokers with the managements of companies in the Company's portfolio or in which the Company may invest and may include other types of research from time to time approved by the Board of Directors of the Company. Only research services provided to you for the benefit of the Company will be considered in selecting brokers to effect portfolio transactions for the Company unless otherwise authorized by such Board. You are authorized to place orders for the purchase and sale of securities for the Company with brokers who provide such research services, subject to review by the Board of Directors of the Company from time to time, but not less frequently than quarterly, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to you and your affiliates in connection with their services to other clients as well as the Company. You acknowledge that you will comply with all applicable provisions of the 1940 Act, Investment Advisers Act and the Securities Exchange Act of 1934, as amended, including without limitation the provisions of Section 28(e) thereof, with respect to the allocation of portfolio transactions.

                  Nothing herein shall prohibit the Board of Directors of the Company from approving the payment by the Company of additional compensation to others for consulting services, supplemental research and security and economic analysis.

                  6. Services to Other Accounts. The Company understands that you and your affiliates now act, will continue to act and may in the future act as investment adviser to fiduciary and other managed accounts, and the Company has no objection to you and your affiliates so acting, provided that whenever the Fund and one or more other accounts advised by you (the "Managed Accounts") are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner that is equitable to each entity. In such situations, you may place orders for the Fund and each Managed Account simultaneously, and if all such orders are not filled at the same price, you may cause the Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled for the Fund and all Managed Accounts. If all such orders cannot be executed fully under prevailing market conditions, you may allocate the traded securities between the Fund and the Managed Accounts in a manner you consider appropriate, taking into account the size of the order placed for the Fund and each such Managed Account and, in the event of a sale, the size of the pre-sale position of the Fund and each such Managed Account, as well as any other factors you deem relevant. The Company recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Company understands that the persons employed by you to provide service to the Company in connection with the performance of your duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or natural including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

                  7. Avoidance of Inconsistent Position. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such clients and not in any way on behalf of the Company except to the extent that you are acting as principal underwriter of the Capital Stock of the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither you nor any of your directors, officers or employees will act as a principal.

                  8. Limitation of Liability of Adviser. You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement.

                  9. Use of Name. If you cease to act as the Company's investment adviser, or, in any event, if you so request in writing, the Company agrees to take all necessary action to change the name of the Company and the Fund to a name not including the term "SoGen". You may from time to time make available without charge to the Company for its use such marks or symbols not owned by you, including the logo in the form of a stylized globe or marks or symbols containing the term "SoGen" or any variation thereof, as you may consider appropriate. Any such marks or symbols so made available will remain your property and you shall have the right, upon notice in writing, to require the Company to cease the use of such mark or symbol at any time.

                  10. Duration and Termination of this Agreement. This Agreement shall remain in force until the earlier of the date the Fund reorganizes into the Colonial Money Market Fund and March 31, 1999. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty, by the Board of Directors of the Company, by vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this paragraph 9, the definitions contained in Section 2(a) of the 1940 Act, as amended, and any Rules thereunder (particularly the definitions of "interested person", "assignment", "voting security" and "vote of a majority of the outstanding voting securities") shall be applied.

                  11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the "party" against which enforcement of the change, waiver, discharge or termination is sought.

                  12. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, to you or to the Company at 1221 Avenue of the Americas, 8th Floor, New York, New York 10020.

                  13. Governing Law . This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

                  14. Captions; Counterparts. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Company, whereupon this letter shall become a binding contract.

                                Yours very truly,

                                SOGEN FUNDS, INC.


                                                     By:
                                                              Name:
                                                              Title:

The foregoing Agreement is hereby accepted.

[SUCCESSOR TO SOCIETE GENERALE
ASSET MANAGEMENT CORP.]



By:
         Name:
         Title:

                                   EXHIBIT C


                                SOGEN MONEY FUND

                              FINANCIAL HIGHLIGHTS

                               SEPTEMBER 30, 1998



                                                                                    PERIOD FROM
                           SIX MONTHS ENDED      YEAR ENDED MARCH 31,             AUGUST 31, 1993
                          SEPTEMBER 30, 1998 ----------------------------------    TO MARCH 31,
                             (UNAUDITED)      1998     1997      1996     1995         1994
                          ------------------ ------   -------   -------  ------   ---------------
SOGEN MONEY FUND
SELECTED PER SHARE DATA
Net asset value,
 beginning of period....         $1.00        $1.00     $1.00     $1.00   $1.00        $1.00
                               -------       ------   -------   -------  ------       ------
Income from investment
 operations:
 Net investment income..          0.02         0.05      0.05      0.05    0.04         0.01
 Net realized and
  unrealized gains on
  investments...........           --           --        --        --      --           --
                               -------       ------   -------   -------  ------       ------
  Total from investment
   operations...........          0.02         0.05      0.05      0.05    0.04         0.01
                               -------       ------   -------   -------  ------       ------
Less distributions:
 Dividends from net
  investment income.....         (0.02)       (0.05)    (0.05)    (0.05)  (0.04)       (0.01)
 Distributions from
  capital gains.........           --           --        --        --      --           --
                               -------       ------   -------   -------  ------       ------
  Total distributions...         (0.02)       (0.05)    (0.05)    (0.05)  (0.04)       (0.01)
                               -------       ------   -------   -------  ------       ------
Net asset value, end of
 period.................         $1.00        $1.00     $1.00     $1.00   $1.00        $1.00
                               =======       ======   =======   =======  ======       ======
TOTAL RETURN............          4.91%*       4.97%     4.61%     5.03%   4.13%        1.25%++
RATIOS AND SUPPLEMENTAL
 DATA
Net assets, end of
 period (millions)......           $31          $19       $13        $8     $10           $6
Ratio of operating
 expenses to average net
 assets+................          0.75%*       0.75%     0.75%     0.75%   0.75%        0.75%*
Ratio of net investment
 income to average net
 assets+................          4.91%*       4.92%     4.63%     4.98%   4.14%        2.18%*

- -------





                               SoGen Funds, Inc.

                         NOTES TO FINANCIAL HIGHLIGHTS

* Annualized.

# Not annualized.

++ Total returns disclosed for the period ended March 31, 1994 are not annualized. Annualized total return for the period ended March 31, 1994 was 2.14% for SoGen Money Fund.

+ The ratio of operating expenses to average net assets without the effect of earnings credits and in the case of SoGen Money Fund, without the effect of earnings credits, investment advisory fee waiver and expense reimbursement are as follows:

                             SIX MONTHS ENDED
                            SEPTEMBER 30, 1998
                                (UNAUDITED)              YEAR ENDED MARCH 31,
                            ------------------         -----------------------------
                            CLASS A                    1998  1997  1996  1995  1994+
                            ---------                  ----  ----  ----  ----  -----

   SoGen Money Fund........  0.82%                     1.01% 1.14% 0.97% 1.55%  4.00%

   The ratio of net investment income to average net assets without the effect of earnings credits, and in the case of SoGen Money Fund, without the ef-fect of earnings credits, investment advisory fee waiver and expense reim-bursement are as follows:

                             SIX MONTHS ENDED
                            SEPTEMBER 30, 1998
                                (UNAUDITED)              YEAR ENDED MARCH 31,
                            ------------------         -----------------------------
                            CLASS A                   1998  1997  1996  1995  1994+
                            ---------                 ----  ----  ----  ----  -----

   SoGen Money Fund........ 4.84%                      4.66% 4.26% 4.76% 3.34% (1.07%)

+ For the period from August 31, 1993 to March 31, 1994 for SoGen Money Fund.

                           COLONIAL MONEY MARKET FUND

                       Statement of Additional Information
                                December 18, 1998



This Statement of Additional Information (SAI) is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of Colonial Money Market Fund (CMMF) dated October 30, 1998 relating to the proposed combination of SoGen Money Fund (SGMF) and CMMF. This SAI should be read together with the Prospectus. The SAI for CMMF dated October 30, 1998 and the SAI for SGMF dated July 31, 1998, each filed with the Securities and Exchange Commission, are herein incorporated by reference. Copies of each Prospectus and SAI relating to CMMF are available without charge and may be obtained by writing to Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111-2621 or by calling 1-800-426-3750. Copies of each Prospectus and SAI relating to SGMF are available without charge and may be obtained by writing Societe Generale Securities Corporation (SoGen Distributor), 1221 Avenue of the Americas, New York, NY 10020, or by calling 1-800-334-2143.


This SAI consists of the information set forth herein and the following described documents, each of which is herein incorporated by reference:

      1. The financial statements and Report of Independent Accountants of CMMF included in its Annual Report to Shareholders for the fiscal year ended June 30, 1998 (SEC Accession Number 000021847-98-000094).

      2. The financial statements and Independent Auditors' Report of SGMF included in its Annual Report to Shareholders for the fiscal year ended March 31, 1998 (SEC Accession Number 0000950130-98-002858).

      3. The financial statements included in SGMF's Semi-Annual Report to Shareholders for the period ended September 30, 1998 (SEC Accession Number 0000950130-98-005675).

      4. Pro Forma Combined Financial Statements for CMMF and SGMF prepared for the period ended September 30, 1998.

                         PRO FORMA INVESTMENT PORTFOLIO
                             SOGEN MONEY FUND (SGMF)
                                       AND
                        COLONIAL MONEY MARKET FUND (CMMF)
                            (UNAUDITED, IN THOUSANDS)

                                                                                          SGMF                   CMMF
                                                                                September 30, 1998      September 30, 1998
                                                                 Annualized
                                                               Yield at Time           (unaudited)             (unaudited)
                                                   Maturity     of Purchase        Par        Value        Par        Value
Commercial Paper - 11.2%
American Express Credit Corporation                10/01/98        5.15%              $693        $693
PepsiCo, Inc.                                      10/01/98        5.50%             1,300       1,300
Caterpillar Financial Services Corporation         10/02/98        5.53%             1,225       1,225
E.I. du Pont De Nemours and Company                10/02/98        5.49%             1,000       1,000
E.I. du Pont De Nemours and Company                10/02/98        5.50%               525         525
Abbot Laboratories                                 10/05/98        5.45%               565         565
General Motors Acceptance Company                  10/05/98        5.53%             1,499       1,499
The Sherwin Williams Company                       10/05/98        5.50%               625         625
The Coca Cola Company                              10/06/98        5.50%             1,227       1,227
Merrill Lynch and Co., Inc.                        10/06/98        5.49%             1,060       1,060
Merrill Lynch and Co., Inc.                        10/06/98        5.56%               489         489
Ford Motor Credit Company                          10/07/98        5.45%             1,343       1,343
Ford Motor Credit Company                          10/07/98        5.51%               206         206
The Coca Cola Company                              10/08/98        5.47%               322         322
H.J. Heinz Company                                 10/08/98        5.49%             1,144       1,144
Pearson Inc.                                       10/08/98        5.90%               375         375
The Sherwin Williams Company                       10/08/98        5.52%               619         619
Xerox Corporation                                  10/08/98        5.50%               799         799
Campbell Soup Company                              10/09/98        5.50%             1,040       1,040
Pearson Inc.                                       10/09/98        5.65%               895         895
Pearson Inc.                                       10/09/98        5.71%               279         279
The Southland Corporation                          10/09/98        5.45%               424         424
Motorola, Inc.                                     10/13/98        5.30%             1,547       1,547
Pioneer Hi-Bred International, Inc.                10/13/98        5.50%             1,397       1,397
The Walt Disney Company                            10/13/98        5.40%               998         998
Fuji Photo Film Finance U.S.A., Inc.               10/14/98        5.32%             1,547       1,547
The Southland Corporation                          10/14/98        5.52%             1,123       1,123
General Electric Capital Corporation               10/16/98        5.50%             1,497       1,497
Hitachi America LTD.                               10/19/98        5.50%               997         997
Emerson Electric Co.                               10/21/98        5.47%               518         518
Hitachi America LTD.                               10/21/98        5.56%               548         548
Lucent Technologies Inc.                           10/22/98        5.25%             1,272       1,272
Abbot Laboratories                                 10/29/98        5.20%               981         981
Colgate Palmolive Company                          10/30/98        5.23%             1,543       1,543
                                                                                           ------------

Total Commercial Paper (cost of $31,622)(a)                                                     31,622
                                                                                           ------------

Other Investments - 89.4%
     Stein Roe & Farnham Cash Reserves Fund                                                                            253,487
                                                                                                                   ------------

Other assets & liabilities - (0.6)%                                                               (307)                 (1,417)
                                                                                           ------------            ------------

Net assets - 100.0%                                                                            $31,315                $252,070
                                                                                           ============            ============




                         PRO FORMA INVESTMENT PORTFOLIO
                             SOGEN MONEY FUND (SGMF)
                                       AND
                        COLONIAL MONEY MARKET FUND (CMMF)
                            (UNAUDITED, IN THOUSANDS)

                                                                                         Pro                       Pro
                                                                                        Porma                     Forma
                                                                                      Adjustment                 Combined
                                                                 Annualized
                                                               Yield at Time           (unaudited)             (unaudited)
                                                   Maturity     of Purchase        Par        Value           Par        Value
Commercial Paper - 11.2%
American Express Credit Corporation                10/01/98        5.15%                                       $693        $693
PepsiCo, Inc.                                      10/01/98        5.50%                                      1,300       1,300
Caterpillar Financial Services Corporation         10/02/98        5.53%                                      1,225       1,225
E.I. du Pont De Nemours and Company                10/02/98        5.49%                                      1,000       1,000
E.I. du Pont De Nemours and Company                10/02/98        5.50%                                        525         525
Abbot Laboratories                                 10/05/98        5.45%                                        565         565
General Motors Acceptance Company                  10/05/98        5.53%                                      1,499       1,499
The Sherwin Williams Company                       10/05/98        5.50%                                        625         625
The Coca Cola Company                              10/06/98        5.50%                                      1,227       1,227
Merrill Lynch and Co., Inc.                        10/06/98        5.49%                                      1,060       1,060
Merrill Lynch and Co., Inc.                        10/06/98        5.56%                                        489         489
Ford Motor Credit Company                          10/07/98        5.45%                                      1,343       1,343
Ford Motor Credit Company                          10/07/98        5.51%                                        206         206
The Coca Cola Company                              10/08/98        5.47%                                        322         322
H.J. Heinz Company                                 10/08/98        5.49%                                      1,144       1,144
Pearson Inc.                                       10/08/98        5.90%                                        375         375
The Sherwin Williams Company                       10/08/98        5.52%                                        619         619
Xerox Corporation                                  10/08/98        5.50%                                        799         799
Campbell Soup Company                              10/09/98        5.50%                                      1,040       1,040
Pearson Inc.                                       10/09/98        5.65%                                        895         895
Pearson Inc.                                       10/09/98        5.71%                                        279         279
The Southland Corporation                          10/09/98        5.45%                                        424         424
Motorola, Inc.                                     10/13/98        5.30%                                      1,547       1,547
Pioneer Hi-Bred International, Inc.                10/13/98        5.50%                                      1,397       1,397
The Walt Disney Company                            10/13/98        5.40%                                        998         998
Fuji Photo Film Finance U.S.A., Inc.               10/14/98        5.32%                                      1,547       1,547
The Southland Corporation                          10/14/98        5.52%                                      1,123       1,123
General Electric Capital Corporation               10/16/98        5.50%                                      1,497       1,497
Hitachi America LTD.                               10/19/98        5.50%                                        997         997
Emerson Electric Co.                               10/21/98        5.47%                                        518         518
Hitachi America LTD.                               10/21/98        5.56%                                        548         548
Lucent Technologies Inc.                           10/22/98        5.25%                                      1,272       1,272
Abbot Laboratories                                 10/29/98        5.20%                                        981         981
Colgate Palmolive Company                          10/30/98        5.23%                                      1,543       1,543
                                                                                                                   ------------


Total Commercial Paper (cost of $31,622)(a)                                                                              31,622
                                                                                                                   ------------

Other Investments - 89.4%
     Stein Roe & Farnham Cash Reserves Fund                                                                             253,487
                                                                                                                   ------------

Other assets & liabilities - (0.6)%                                                                                     (1,724)
                                                                                                                   ------------

Net assets - 100.0%                                                                                                    $283,385
                                                                                                                   ============

Notes to Investment Portfolio:
(a) Cost for federal income tax purposes is the same.




                             SOGEN MONEY FUND (SGMF)
                                       AND
                        COLONIAL MONEY MARKET FUND (CMMF)
                               PRO FORMA COMBINING
                       STATEMENT OF ASSETS AND LIABILITIES
                            (UNAUDITED, IN THOUSANDS)

                                                                                                    PRO FORMA
                                           SGMF                    CMMF             COMBINED       ADJUSTMENT        PRO FORMA
                                    September 30, 1998      September 30, 1998
ASSETS
Investments at market                          $31,621                $253,487      $285,108                           $285,108
Cash                                                 8                       -             8                                  8
Receivable for:
   Fund shares sold                                109                       5           114                                114
Other                                                1                      10            11                                 11
                                               -------                 -------       -------                            -------
     Total Assets                               31,739                 253,502       285,241                            285,241

LIABILITIES
Payable for:
   Fund shares repurchased                         323                   1,103         1,426                              1,426
   Distributions                                     -                     329           329                                329

Accrued:
   Advisory fees                                     52                       -            52                                 52
   Directors's fees                                   1                       -             1                                  1
Other                                                48                       -            48                                 48
                                                -------                 -------       -------                              -----
   Total Liabilities                                424                   1,432         1,856                              1,856

NET ASSETS                                      $31,315                $252,070      $283,385                           $283,385
                                                =======                ========      ========                           ========

                             SOGEN MONEY FUND (SGMF)
                                       AND
                   COLONIAL MONEY MARKET FUND (CLASS A) (CMMF)
                               PRO FORMA COMBINING
                             STATEMENT OF OPERATIONS
                     TWELVE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)

                                                     SGMF                        CMMF
INVESTMENT INCOME                                  9/30/1998                   9/30/1998                    COMBINED
Interest                                      $1,143,218     5.64%        $6,357,995     3.16%      $7,501,213     3.38%

EXPENSES
Management fee                                    81,085     0.40%           243,294     0.12%    324,379          0.15%
Transfer agent                                    14,813     0.07%           403,013     0.20%    417,826          0.19%
Transfer agent out of pocket                    -              -              86,003     0.04%     86,003          0.04%
Administration fee                              -              -              72,246     0.04%     72,246          0.03%
Bookkeeping fee                                 -              -              64,102     0.03%     64,102          0.03%
Trustees fee                                         495     0.00%            18,917     0.01%     19,412          0.01%
Custodian fee                                     32,058     0.16%               817     0.00%     32,875          0.01%
Audit fee                                         14,501     0.07%            26,175     0.01%     40,676          0.02%
Legal fee                                            212     0.00%            10,145     0.01%     10,357          0.00%
Registration fee                                  15,449     0.08%            98,706     0.05%    114,155          0.05%
Reports to Shareholders                              808     0.00%            16,336     0.01%     17,144          0.01%
Amortization of organization costs                10,178     0.05%           -                     10,178          0.00%
Hub expense                                    N/A                           310,308     0.15%    310,308          0.14%
Other                                                915     0.00%            20,333     0.01%     21,248          0.

   Total operating expenses                      170,514     0.84%         1,370,396     0.68%  1,540,910          0.69%

          Pre 12b-1 operating income             170,514     0.84%         1,370,396     0.68%  1,540,910          0.69%
12b-1 fees:
   Service fee                                  -              -             -              -        -
          Pre reimbursement income               972,704     4.80%         4,987,599     2.48%  5,960,303          2.69%

Reimbursement                                    (18,526)   -0.09%           -              -    (18,526)         -0.01%

   Net investment income                        $991,230     4.89%        $4,987,599     2.48% $5,978,829          2.70%
                                                =========                 ===========         ===========

NOTE:  All percentages shown are as a percent of the respective average net assets shown below each column.
Average Net Assets (Total Fund)                           20,271,250                     201,506,500                   221,777,750


                             SOGEN MONEY FUND (SGMF)
                                       AND
                   COLONIAL MONEY MARKET FUND (CLASS A) (CMMF)
                               PRO FORMA COMBINING
                             STATEMENT OF OPERATIONS
                     TWELVE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


INVESTMENT INCOME                                  ADJUST         COMBINED        (New Class A)
Interest                                                     $7,501,213

EXPENSES
Management fee                               (324,379)(a)         -
Transfer agent                                 25,730 (b)         443,556            0.20%
Transfer agent out of pocket                    5,997 (b)          92,000            0.04%
Administration fee                             60,821 (c)         133,067            0.06%
Bookkeeping fee                                (6,078)(d)          58,024            0.03%
Trustees fee                                     (495)(e)          18,917            0.01%
Custodian fee                                 (31,875)(f)           1,000            0.00%
Audit fee                                     (14,501)(g)          26,175            0.01%
Legal fee                                        (212)(h)          10,145            0.00%
Registration fee                               (5,449)(I)         108,706            0.05%
Reports to Shareholders                          (644)(j)          16,500            0.01%
Amortization of organization costs            (10,178)                  0            0.00%
Hub expense                                   227,503 (k)         537,811            0.24%
Other                                            (248)             21,000            0.01%

   Total operating expenses                                     1,466,901            0.66%

          Pre 12b-1 operating income                            1,466,901            0.66%
12b-1 fees:
   Service fee                                                         -
          Pre reimbursement income                              6,034,312            2.72%

Reimbursement                                 (8,348)(l)

   Net investment income                                       $6,034,312            2.72%
                                                               ==========

NOTE:  All percentages shown are as a percent of the respective average net assets shown below each column.
Average Net Assets (Total Fund)                                    221,777,750

(a) Elimination of SGMF and CMMF management fee. Under a master fund/feeder fund arrangement.
(b) Based on CMMF's Transfer Agent fee schedule.
(c) Based on a full year of CMMF's Administration fee schedule. The amount shown for 9/30/98 is only a partial year, due to the Fund entering into master feeder/fund feeder arrangement mid year.
(d) Based on CMMF's  Bookkeeping fee
schedule
(e) Elimination of SGMF trustee fee and adjustment for new net assets under the Colonial Trustee Plan.
(f) Elimination of SGMF custody bills and adjusted for new net assets with CMMF current custodial agreement.
(g) Elimination  of  SGMF  audit  and  adjusted  for  increase  in net  assets.
(h) Elimination  of SGMF legal  bills.
(i) Adjustment due to the elimination of duplicate registration in some states.
(j) Elimination of the duplicate portion of shareholder report costs.
(k) Adjustment to Master Portfolio expenses for new asset base.
(l) Elimination of SGMF reimbursement plan.

Part C.  OTHER INFORMATION

Item 15.  Indemnification

Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, provides for indemnification of the Registrant's Trustees and officers. The effect of the relevant section of Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, is to provide indemnification for each of the Registrant's Trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such Trustee or officer may be involved by reason of being or having been a Trustee or officer, except with respect to any matter as to which such Trustee or officer shall have been adjudicated not to have acted in good faith in the reasonable belief that such Trustee's or officer's action was in the best interest of the Registrant, and except that no Trustee or officer shall be indemnified against any liability to the Registrant or its shareholders to which such Trustee or officer shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officers's office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  Financial Statements and Exhibits.

         1. Amendment No. 5 to the Agreement and Declaration of Trust (incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement of Colonial Trust II, Registration Nos. 2-66976 and 811-3009, filed with the Commission on December 13, 1996)

         2. By-Laws, as amended, (incorporated by reference from Post-Effective Amendment No. 25 to the Registration Statement of Colonial Trust II, Registration Nos. 2-66976 and 811-3009, filed with the Commission on March 20, 1996)

         3.        Not applicable

         4. Agreement and Plan of Reorganization constitutes Exhibit A in Part A of this Registration Statement

         5.       Not applicable

         6. Form of Management Agreement (CMMF) (incorporated by reference from Post-Effective Amendment No. 24 to the Registration Statement of Colonial Trust II, Registration Nos. 2-66976 and 811-3009, filed with the Commission on December 11, 1995)

         7.(a) Form of Distributor's Contract (incorporated herein by reference to Exhibit 6.(a) to Post-Effective Amendment No. 101 to the Registration Statement of Colonial Trust III, Registration Nos. 2-15184 and 811-881, filed with the Commission on July 24, 1998)

         7.(b) Form of Selling Agreement (incorporated herein by reference to Exhibit 6.(a) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27, 1996)

         7.(c)    Form  of  Bank   and   Bank   Affiliated   Selling   Agreement
                  (incorporated herein by reference to Exhibit 6.(c) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27, 1996)

         7.(d) Form of Asset Retention Agreement (incorporated herein by reference to Exhibit 6.(d) to Post-Effective Amendment No. 10 to Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27, 1996)

         8.       Not applicable

         9. Custody Agreement with The Chase Manhattan Bank (incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 13 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 24, 1997)

         10. Form of Distribution Plan adopted pursuant to Section 12b-1 of the Investment Company Act of 1940 (incorporated by reference to the Distributor's Contract filed as Exhibit 7.(a) hereto)

         11. Opinion and Consent of Ropes & Gray, Counsel to Colonial Fund, as to Legality of the Securities Being Registered

         12. Opinion and Consent of Dechert Price & Rhoads, Counsel to SoGen Funds, Inc., Supporting Tax Matters and Consequences to Shareholders

         13.(a) Form of Pricing and Bookkeeping Agreement with Colonial Management Associates, Inc. (incorporated herein by reference to Exhibit 9.(b) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27, 1996)

         13.(b) Amendment to Appendix I of Pricing and Bookkeeping Agreement (incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement of Colonial Trust II, Registration Nos. 2-66976 and 811-3009, filed on March 11,
                  1997)

         13.(c) Amended and Restated Shareholders' Servicing and Transfer Agent Agreement, as amended, with Colonial Management Associates, Inc. and Colonial Investors Service Center, Inc. (incorporated herein by reference to Exhibit 9.(b) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27, 1996)

         13.(d) Amendment No. 10 to Schedule A of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement dated October 1, 1997 (incorporated herein by reference to Exhibit 9.(a)(ii) to Post-Effective Amendment No. 13 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 24, 1997)

         13.(e) Amendment No. 15 to Appendix I of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement dated October 1, 1997 (incorporated herein by reference to Exhibit 9.(a)(iii) to Post-Effective Amendment No. 13 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 24, 1997)

         13.(f) Credit Agreement (incorporated herein by reference to Exhibit 9.(f) to Post-Effective Amendment No. 19 to the Registration Statement of Colonial Trust V, Registration Nos. 811-5030 and 33-12109, filed with the Commission on May 20, 1996)

         13.(g) Amendment No. 1 to the Credit Agreement (incorporated herein by reference to Exhibit 9.(f) to Post-Effective Amendment No. 99 to the Registration Statement of Colonial Trust III, Registration Nos. 811-881 and 2-15184, filed with the Commission on December 17, 1997)

         13.(h) Amendment No. 2 to the Credit Agreement (incorporated herein by reference to Exhibit 9.(g) to Post-Effective Amendment No. 99 to the Registration Statement of Colonial Trust III, Registration Nos. 811-881 and 2-15184, filed with the Commission on December 17, 1997)

         13.(i) Amendment No. 3 to the Credit Agreement (incorporated herein by reference to Exhibit 9.(h) to Post-Effective Amendment No. 99 to the Registration Statement of Colonial Trust III, Registration Nos. 811-881 and 2-15184, filed with the Commission on December 17, 1997)

         13.(j) Form of Administration Agreement with Colonial Management Associates, Inc. (CMMF) (incorporated herein by reference to Exhibit 9.(iii) to Post-Effective Amendment No. 34 to the Registration Statement of Colonial Trust II, Registration Nos. 2-66976 and 811-3009, filed with the Commission on December 31, 1997)

         13.(k) Form of Indemnification Agreement (CMMF) (incorporated by reference to Exhibit 9.(v) to Post-Effective Amendment No. 34 to the Registration Statement of Colonial Trust II Registration Nos. 2-66976 and 811-3009, filed with the Commission on December 31, 1997)

         14.(a)   Consent of Independent Accountants, PricewaterhouseCoopers LLP

         14.(b)   Consent of Independent Auditors, KPMG Peat Marwick LLP

         15.      Not applicable

         16.      Power of Attorney for: Robert J. Birnbaum, Tom Bleasdale, John
                  V. Carberry, Lora S. Collins, James E. Grinnell, Richard W. Lowry, Salvatore Macera, William E. Mayer, James L. Moody, Jr., John J. Neuhauser, Thomas E. Stitzel, Robert L. Sullivan and Anne-Lee Verville (incorporated herein by reference to
                  Exhibit 18.(a) to Post-Effective Amendment No. 50 to the Registration Statement of Colonial Trust IV, Registration Nos. 2-62492 and 811-2865, filed with the Commission on November 9,
                  1998)

         17.      Form of Proxy

Item 17.  Undertakings.

         1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         2. The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                                      NOTICE

A copy of the Agreement and Declaration of Trust of Colonial Trust II (Trust), as amended, is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by officers of the Trust as officers and by its Trustees as trustees and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of Colonial Trust II.

                                                     SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston and Commonwealth of Massachusetts, on the 17th day of December, 1998.

                                COLONIAL TRUST II


                                                    By:    /s/ STEPHEN E. GIBSON
                                                          Stephen E. Gibson
                                    President


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                 TITLE                                         DATE


/s/ STEPHEN E. GIBSON                     President (chief executive officer)           December 17, 1998
---------------------------
Stephen E. Gibson


/s/ TIMOTHY J. JACOBY                     Treasurer and Chief Financial
Timothy J. Jacoby                         Officer (principal financial officer)         December 17 1998


/s/ J. KEVIN CONNAUGHTON                  Controller and Chief Accounting               December 17, 1998
J. Kevin Connaughton                      Officer (principal accounting officer)

/s/ ROBERT J. BIRNBAUM*                   Trustee                                       December 17, 1998
---------------------------
Robert J. Birnbaum

/s/ TOM BLEASDALE*                        Trustee                                       December 17, 1998
Tom Bleasdale

/s/ JOHN V. CARBERRY*                     Trustee                                       December 17, 1998
-------------------------------
John V. Carberry

/s/ LORA S. COLLINS*                      Trustee                                       December 17, 1998
-------------------------------
Lora S. Collins

/s/ JAMES E. GRINNELL*                    Trustee                                       December 17, 1998
----------------------------
James E. Grinnell

/s/ RICHARD W. LOWRY*                     Trustee                                       December 17, 1998
--------------------------
Richard W. Lowry

/s/ SALVATORE MACERA*                     Trustee                                       December 17, 1998
Salvatore Macera

/s/ WILLIAM E. MAYER*                     Trustee                                       December 17, 1998
----------------------------
William E. Mayer

/s/ JAMES L. MOODY, JR.*                  Trustee                                       December 17, 1998
----------------------------
James L. Moody, Jr.

/s/ JOHN J. NEUHAUSER*                    Trustee                                       December 17, 1998
---------------------------
John J. Neuhauser

/s/ THOMAS E. STITZEL*                    Trustee                                       December 17, 1998
------------------------------
Thomas E. Stitzel

/s/ ROBERT L. SULLIVAN*                   Trustee                                       December 17, 1998
--------------------------
Robert L. Sullivan

/s/ ANNE-LEE VERVILLE*                    Trustee                                       December 17, 1998
Anne-Lee Verville

/s/ SUZAN M. BARRON                                                                     December 17, 1998
---------------------------
*/Suzan M. Barron
Attorney-in-fact for each trustee


                                                    SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the SR&F Base Trust, insofar as it relates to the Colonial Money Market Fund series of the Registrant, in the City of Chicago and the State of Illinois on the 17th day of December, 1998.

                                 SR&F BASE TRUST


                             By: /s/THOMAS W. BUTCH
                                                      Thomas W. Butch, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following trustees and officers of the SR&F Base Trust in the capacities and on the date indicated.

SIGNATURE                                 TITLE                                         DATE


/s/THOMAS W. BUTCH                        President (Principal Executive                December 17, 1998
------------------------
Thomas W. Butch                           Officer)

/s/GARY A. ANETSBERGER                    Senior Vice President and                     December 17, 1998
----------------------
Gary A. Anetsberger                       Chief Financial Officer
                                          (Principal Financial Officer)

/s/SHARON R. ROBERTSON                    Controller (Principal                         December 17, 1998
----------------------
Sharon R. Robertson                       Accounting Officer)

/s/WILLIAM W. BOYD                        Trustee                                       December 17, 1998
William W. Boyd

/s/LINDSAY COOK                           Trustee                                       December 17, 1998
Lindsay Cook

/s/DOUGLAS A. HACKER                      Trustee                                       December 17, 1998
Douglas A. Hacker

/s/JANET LANGFORD KELLY                   Trustee                                       December 17, 1998
Janet Langford Kelly

/s/CHARLES R. NELSON                      Trustee                                       December 17, 1998
Charles R. Nelson

/s/THOMAS C. THEOBALD                     Trustee                                       December 17, 1998
Thomas C. Theobald


                                          EXHIBIT INDEX


         11. Opinion and Consent of Ropes & Gray, Counsel to Colonial Fund, as to Legality of the Securities Being Registered

         12. Opinion and Consent of Dechert Price & Rhoads, Counsel to SoGen Funds, Inc., Supporting Tax Matters and Consequences to Shareholders

         14.(a)   Consent of Independent Accountants, PricewaterhouseCoopers LLP

         14.(b)   Consent of Independent Auditors, KPMG Peat Marwick LLP

         17.      Form of Proxy


--------